                                                              File Nos. 33-35749
                                                                        811-4092
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]
     Pre-Effective Amendment No. ______                             [ ]
     Post-Effective Amendment No.  11                               [X]
                                 ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 31                                               [X]
                   ---

     FIRST VARIABLE ANNUITY FUND E
     -----------------------------
     (Exact Name of Registrant)

     FIRST VARIABLE LIFE INSURANCE COMPANY
     -------------------------------------
     (Name of Depositor)

     2122 York Road
     Oak Brook, IL                                                 60523
     --------------------------------------------------           -------
     (Address of Depositor's Principal Executive Offices)        (Zip Code)

Depositor's telephone number including area code:              (630) 684-9200

     Name and Address of Agent for Service
     -------------------------------------
             Arnold R. Bergman
             Vice President, General Counsel and Secretary
             First Variable Life Insurance Company
             2122 York Road
             Oak Brook, IL 60523

     Copies to:
             Raymond A. O'Hara III, Esq.
             Blazzard, Grodd & Hasenauer, P.C.
             P.O. Box 5108
             Westport, CT 06881
             (203) 226-7866

It is proposed that this filing will become effective:

     _____     immediately upon filing pursuant to paragraph (b) of Rule 485
       X       on May 1, 1999 pursuant to paragraph (b) of Rule 485
     -----
     _____     60 days after filing pursuant to paragraph (a) (1) of Rule 485
     _____     on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _______   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Interests under Variable Annuity
                                             Contracts

                         FIRST VARIABLE ANNUITY FUND E
                             CROSS REFERENCE SHEET
                           (Pursuant to Rule 495(a))

Item No. in
Form N-4
--------

PART A                                                Location
------                                                --------
Item  1.   Cover Page                                 Cover Page

Item  2.   Definitions                                DEFINITIONS

Item  3.   Synopsis or Highlights                     HIGHLIGHTS

Item  4.   Condensed Financial Information            ACCUMULATION UNIT DATA; OTHER MATTERS,
                                                      FINANCIAL STATEMENTS; STATEMENT OF ADDITIONAL
                                                      INFORMATION

Item  5.   General Description of Registrant,         FIRST VARIABLE LIFE INSURANCE COMPANY; THE
           Depositor and Portfolio Companies          SEPARATE ACCOUNT; SEPARATE ACCOUNT INVESTMENT
                                                      OPTIONS; MFS Variable Insurance Trust;
                                                      Variable Investors Series Trust;

Item  6.   Deductions                                 MORE ABOUT CHARGES AND DEDUCTIONS

Item  7.   General Description of Variable Annuity    THE CONTRACT; CONTRACT BENEFITS AND VALUES
           Contracts

Item  8.   Annuity Period                             Annuity Benefits

Item  9.   Death Benefit                              THE CONTRACT; CONTRACT BENEFITS AND VALUES;
                                                      Death Benefits before the Annuity Date; Death
                                                      Benefits after the Annuity Date.

Item 10.   Purchases and Contract Value               HIGHLIGHTS; YOUR INVESTMENT OPTIONS; Purchase
                                                      Payments; Allocation of Purchase Payments;
                                                      CONTRACT BENEFITS AND VALUES

Item 11.   Redemptions                                HIGHLIGHTS; YOUR INVESTMENT OPTIONS: THE
                                                      CONTRACT; CONTRACT BENEFITS AND VALUES;
                                                      SURRENDER AND WITHDRAWALS

Item 12.   Taxes                                      FEDERAL TAX MATTERS

Item 13.   Legal Proceedings                          OTHER MATTERS; Financial Statements;
                                                      Legal Proceedings

Item No. in
Form N-4
--------

                                                     Location
                                                     --------
PART B
------
Item 14.   Table of Contents of statement of         TABLE OF CONTENTS OF THE
           Additional Information                    STATEMENT OF ADDITIONAL
                                                     INFORMATION


Item 15.   Cover Page                                Cover Page

Item 16.   Table of Contents                         TABLE OF CONTENTS

Item 17.   General Information and History           FIRST VARIABLE LIFE
                                                     INSURANCE COMPANY

Item 18.   Services                                  Not Applicable

Item 19.   Purchase of Securities Being Offered      Not Applicable

Item 20.   Underwriters                              DISTRIBUTOR; DISTRIBUTION AND OTHER
                                                     AGREEMENTS

Item 21.   Calculation of Performance Data           YIELD CALCULATION FOR FIS PRIME MONEY FUND
                                                     II INVESTMENT OPTION; CALCULATION OF OTHER
                                                     PERFORMANCE INFORMATION

Item 22.   Annuity Payments                          Annuity Benefits; ANNUITY PROVISIONS

Item 23.   Financial Statements                      FINANCIAL STATEMENTS

PART C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                         SUPPLEMENT DATED MAY 1, 1999
                                      TO
                         FIRST VARIABLE ANNUITY FUND E
                          CAPITAL FIVE VA PROSPECTUS
                               DATED MAY 1, 1999

________________________________________________________________________________

                                     VISTA
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This Supplement contains additional information on the VISTA individual variable annuity contract ("VISTA Contract") that we issued prior to May 1, 1998. Although the VISTA Contract is no longer issued, Purchase Payments may continue to be made to a previously issued VISTA Contract and Account Value may continue to be funded in First Variable Annuity Fund E (the "Separate Account").

                                  DEFINITIONS

Except as described in this Supplement, the definitions in the prospectus apply to the VISTA Contract.

                                   HIGHLIGHTS

The principal difference between the VISTA Contract and the Capital Five VA
contract relate to withdrawal charges and death benefits.   The withdrawal
charges and other expenses under a VISTA Contract differ from those in a Capital FiveVA Contract, as shown in the Summary of Expenses in this Supplement. In addition, the optional additional benefit riders described in the prospectus are not available to VISTA contract owners.

                              SUMMARY OF EXPENSES

The Owner Transaction Expenses appearing in the prospectus DO NOT apply to the VISTA Contract. Instead, Owner Transaction Expenses under a VISTA Contract are:


     OWNER TRANSACTION EXPENSES
          Sales Load on Purchase Payments            NONE
          Withdrawal Charge                          5% from date of payment to the next Contract Anniversary, reducing by 1% each
          (as a percentage of Purchase Payment)      Contract Year thereafter until the beginning of the fifth Contract Year following payment, when the charge is 0%.


          Transfer Fee                               NONE currently, but we may charge up to $25.00 for exchanges and transfers when the total of exchanges and transfers in any Contract Year exceeds 12.

          Annual Contract Maintenance Charge         $30 per Contract Year -not waived for Contracts with Account Value of $100,000 or more.

The Separate Account Annual Expenses and Annual Fund Expenses shown in the SUMMARY OF EXPENSES section of the prospectus apply to VISTA Contracts.

                            YOUR INVESTMENT OPTIONS

You may invest in the same Separate Account investment options as those described in the prospectus.

EXPENSES ON A HYPOTHETICAL $1,000 VISTA CONTRACT, ASSUMING 5% GROWTH, IN EXISTING INVESTMENT OPTIONS:

                              ----------------------------------------------------------------------------------------
                                  If you surrender your Contract              If you do not surrender your Contract
----------------------
Mutual Fund  Portfolio        1 Year    3 Years   5 Years    10 Years     1 Year     3 Years    5 Years       10 Years
----------------------        -----     -------   -------    --------     -----      -------    -------       --------
FIS Prime Money Fund II         $60      $ 91      $126       $268          $24        $73       $126          $268
VIST Small Cap Growth           $66      $109      $154       $325          $30        $91       $154          $325
VIST World Equity               $64      $104      $146       $310          $28        $86       $146          $310
VIST Growth                     $62      $ 98      $137       $291          $26        $80       $137          $291
VIST Matrix Equity              $64      $102      $144       $305          $28        $84       $144          $305
VIST Growth & Income            $65      $106      $149       $315          $29        $88       $149          $315
VIST Multiple Strategies        $64      $102      $144       $305          $28        $84       $144          $305
VIST High Income Bond           $64      $104      $146       $310          $28        $86       $146          $310
VIST U.S. Government Bond       $60      $ 93      $128       $274          $24        $75       $128          $274
----------------------------------------------------------------------------------------------------------------------


EXPENSES ON A HYPOTHETICAL $1,000 CONTRACT, ASSUMING 5% GROWTH, IN INVESTMENT OPTIONS AVAILABLE MAY 1, 1999:

                                ---------------------------------------
                                If you surrender       If you do not
                                  your Contract        surrender your
                                                          Contract
---------------------
Mutual Fund Portfolio           1 Year    3 Years    1 Year    3 Years
---------------------           ------    -------    ------    --------
AIM V.I. Capital Appreciation    $58       $ 87       $ 22       $ 69
AIM V.I. Growth                  $59       $ 89       $ 23       $ 71
ACS V.P. Value                   $62       $ 98       $ 26       $ 80
BT Small Cap Index               $56       $ 80       $ 20       $ 62
BT Equity 500 Index              $55       $ 76       $ 19       $ 58
FIS Prime Money Fund II          $87       $118       $ 24       $ 73
FT International                 $63       $101       $ 27       $ 83
LA Growth & Income               $57       $ 82       $110       $237
MFS New Discovery Series         $64       $103       $ 28       $ 85
MFS Growth Series                $62       $ 98       $ 26       $ 80
MFS Growth with Income Series    $61       $ 96       $ 25       $ 78
-----------------------------------------------------------------------

FIXED ACCOUNT

We guarantee that we will credit interest to VISTA Account Value in the Fixed Account at a minimum rate of 4% per year. We may credit additional amounts of "current" interest, as described in the prospectus.

TRANSFERS AMONG INVESTMENT OPTIONS

Prior to the Annuity Date, the minimum amount of VISTA Account Value you may transfer to the Fixed Account from other investment options is $100. After the Annuity Date, you may make transfers only among Separate Account investment options.

                       MORE ABOUT CHARGES AND DEDUCTIONS

DAILY AND ANNUAL DEDUTIONS

The daily deductions under a VISTA Contract are the same as those described in the prospectus for the Capital Five VA Contract. The annual deduction for a VISTA Contract is $30.

VISTA CONTRACT WITHDRAWAL CHARGE

We may assess a withdrawal charge if you withdraw Account Value or surrender your VISTA Contract during a Contract Year in which you make a payment, and for four Contract Years after that.

We determine the withdrawal charge by applying the percentages shown in the Summary of Expenses section of this supplement to the purchase payments we deem withdrawn or surrendered. Purchase payments are deemed withdrawn or surrendered in the order in which they are made. We take withdrawal charges from your investment options on a pro-rata basis, or by any other method you select and we approve.

If the Account Value remaining in an investment option after a partial withdrawal is insufficient to cover the applicable withdrawal charge, we will deduct the charge from the amount withdrawn.

Free Withdrawal Amount. The annual "free withdrawal amount" for a VISTA Contract is equal to the sum of (a) 10% of Purchase Payments still subject to the Withdrawal Charge; plus (b) the excess of the Account Value over Purchase Payments (including applicable withdrawal charges) not previously withdrawn. The unused portion of the "free withdrawal amount" for one Contract Year does not carry over to the next Contract year.

Waiver of Withdrawal Charge. We will waive the withdrawal charge on a VISTA Contract if any death benefits are paid. The VISTA Contract does not provide for a waiver of the withdrawal charge for a terminal illness or if you or your spouse is confined in a nursing home.

VISTA CONTRACT TRANSFER FEE

We reserve the right to charge up to $25 for exchanges and transfers of Account Value among investment options when the total in any Contract Year exceeds 12. We do not currently impose this charge.

PURPOSE OF VISTA CONTRACT CHARGES

The charges under the VISTA Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the VISTA Contracts. They are also designed, in the aggregate, to compensate us for the risks we assume pursuant to the VISTA Contracts.

                       VISTA CONTRACT BENEFITS AND VALUES

DEATH BENEFIT BEFORE THE ANNUITY DATE

General.  The death benefit amount under a VISTA Contract is the greater of:
 .  the Account Value;
 .  the sum of all Purchase Payments made under the Contract, less the sum of all amounts withdrawn; or
 . the Contract Value as of the first day of the current 5 Contract Year period plus any Purchase Payments made since that date and less any withdrawals made since that date.

The first five Contract Year period begins on the Issue Date, the second five Contract Year period begins on the fifth Contract Anniversary, and so forth. (For Contracts issued in Texas and North Carolina, the death benefit is not adjusted at the beginning of a five contract year period. If you were over age 85 when your Contract was issued, the death benefit payable upon your death is equal to the Withdrawal Value (Account Value less applicable charges).

The death benefit is determined at the close of the Business Day in which we receive due proof of death is received at the Variable Service Center.

Death of the Annuitant. If you are not the Annuitant, and we receive proof that the Annuitant has died before the Annuity Date, we will pay the VISTA Contract death benefit to the "Annuitant's beneficiary". If no Annuitant's beneficiary is living when the Annuitant dies, the death benefit is payable in a lump sum to you upon our receipt of proof of the death of both the Annuitant and the Annuitant's beneficiary.

You may elect for this death benefit to be paid in a single sum or under one of our Annuity Options. If no election is in effect the Annuitant's Beneficiary may make an election during a 60-day period following our receipt of proof of death. We will hold up payment of the death benefit in the meantime.

If you are not the Annuitant, payments made upon the death of the Annuitant do not qualify for an exception to the ten percent (10%) federal income tax penalty based on the death of an owner. The income portion of any death benefit distribution from Non-Qualified Contracts may be subject to the tax penalty unless the beneficiary is 59 1/2 or one of the other exceptions applies. (See the prospectus section "Tax Considerations - Tax Treatment of Withdrawals - Non-Qualified Contracts.")

Death of the Owner. The BASIC DEATH BENEFIT and the optional death benefit riders described in the prospectus are not available to owners of VISTA Annuity contracts. Instead, if you are not the Annuitant, and you die before the Annuitant and before the Annuity Date, we will pay the VISTA Contract's death benefit to the Owner's designated beneficiary. We will also pay the VISTA Contract's death benefit to the Owner's designated beneficiary if you are not the Annuitant and you and the Annuitant die simultaneously. Payment of the VISTA Contract death benefit based on an Owner's death will be made in the same manner as that described in the prospectus for the Capital Five VA Contract


 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

Prospectus                                                          May 1, 1999
                                CAPITAL FIVE VA
                  FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
                                   Issued by
                     FIRST VARIABLE LIFE INSURANCE COMPANY

OUR MARKETING AND EXECUTIVE OFFICE:    OUR VARIABLE SERVICE CENTER:        OR, FOR EXPRESS DELIVERIES:
2122 York Road                         P.O. Box 1317                       1206 Mulberry Street
Oak Brook, IL  60523                   Des Moines, IA  50305-1317          Des Moines, IA 50309
Automated Information Line:            (800) 845-0689
(800)-59-FUNDS

The Contract described in this prospectus provides for the payment of monthly annuity payments on a fixed or variable basis beginning on a preselected Annuity Date. The Contract also permits you to accumulate Account Value until the Annuity Date, based on the payments you make, the charges and expenses of the Contract, and the investment results of your underlying investment options. You have the flexibility to adjust the amount and frequency of payments, and may use the Contract as "Qualified Contract" in a tax-qualified retirement plan or as a "Non-Qualified Contract" for other long-term savings and retirement purposes.

You may allocate your payments and your Contract's Account Value among nineteen different investment options, or to our Fixed Account. The investment options are available through our segregated asset account called First Variable Annuity Fund E (the "Separate Account"). The Separate Account invests in selected portfolios of eight mutual funds (the "Funds"). The portfolios currently available under the Contract are:

          ============================================================================================
                                       SEPARATE ACCOUNT INVESTMENT OPTIONS
======================================================================================================
                AIM           American      BT Insurance     Federated      Templeton     Lord Abbett
MUTUAL        Variable        Century           Funds        Insurance      Variable         Series
FUND         Insurance        Variable          Trust         Series        Products       Fund, Inc.
            Funds, Inc.   Portfolios, Inc.     ("BT")         ("FIS")      Series Fund       ("LA")
              ("AIM")         ("ACS")                                        ("FT")
          --------------------------------------------------------------------------------------------
            V.I. Capital                      Small Cap        Prime      International     Growth &
            Appreciation      V.P. Value        Index       Money Fund        Fund           Income
PORTFOLIOS                                                      II          (Class 2)
          --------------------------------------------------------------------------------------------
            V.I. Growth                      Equity 500
                                                Index
======================================================================================================

======================================================================================================
MUTUAL      MFS Variable Insurance Trust                 Variable Investors Series Trust
FUND                   ("MFS")                                       ("VIST")
------------------------------------------------------------------------------------------------------
              MFS New                                                                        Matrix
             Discovery       MFS Growth       Small Cap       Growth        Growth &        Equity -
              Series-          Series          Growth                        Income         sector
               seeks                                                                        weighted
PORTFOLIOS    capital                                                                       equities
            appreciation
          --------------------------------------------------------------------------------------------
             MFS Growth                       Multiple         World       High Income        U.S.
            with Income                     Strategies -      Equity          Bond         Government
               Series                         stocks,                                         Bond
                                            bonds & cash
======================================================================================================

This prospectus contains information you should know before investing. Additional information about the Contract and Separate Account is in our Statement of Additional Information (the "Statement"). For a free copy, please write to our Variable Service Center or call the number shown above. The Statement, dated May 1, 1999, has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The table of contents of the Statement is on page __ of this prospectus.

The Contracts are not bank deposits; are not federally insured; are not endorsed by any bank or government agency; are not guaranteed, and may be subject to loss of principal.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION NOT CONTAINED IN THIS PROSPECTUS (OR IN ANY SALES LITERATURE WE HAVE APPROVED.) WE DO NOT OFFER THE CONTRACTS EVERYWHERE, AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER ANYWHERE THAT IT WOULD BE UNLAWFUL. IN CERTAIN JURISDICTIONS, VARIOUS TIME PERIODS AND OTHER TERMS AND CONDITIONS MAY VARY FROM WHAT IS DESCRIBED IN THIS PROSPECTUS. ANY SUCH VARIATIONS THAT APPLY TO YOUR CONTRACT WILL BE INCLUDED IN THE CONTRACT OR A RELATED RIDER OR ENDORSEMENT.

                               TABLE OF CONTENTS

DEFINITIONS..........................................................................................
HIGHLIGHTS...........................................................................................
SUMMARY OF EXPENSES..................................................................................
FIRST VARIABLE LIFE INSURANCE COMPANY................................................................
THE SEPARATE ACCOUNT.................................................................................
YOUR INVESTMENT OPTIONS..............................................................................
The Available Options................................................................................
Transfers Among Investment Options...................................................................
     General Requirements............................................................................
     Automatic Transfer Programs.....................................................................
     Restrictions on Transfers.......................................................................
Mixed and Shared Funding.............................................................................
MORE ABOUT CHARGES AND DEDUCTIONS....................................................................
Daily Deductions.....................................................................................
Annual Deductions....................................................................................
     Annual Contract Maintenance Charge..............................................................
     Optional Additional Benefit Charges.............................................................
Withdrawal Charge....................................................................................
     Free Withdrawal Amount..........................................................................
     Waiver of Withdrawal Charge.....................................................................
Premium Taxes........................................................................................
Other Charges and Expenses ..........................................................................
     Fund Expenses...................................................................................
     Income Taxes....................................................................................
     Special Service Fees............................................................................
Elimination, Reduction or Refund of Charges and Deductions...........................................
     Group and Sponsored Arrangements................................................................
     Gender-Neutral Policies.........................................................................
Purpose of Contract Charges..........................................................................
THE CONTRACT.........................................................................................
Application and Issuance of a Contract...............................................................
     Free Look Right.................................................................................
Purchase Payments....................................................................................
     General Requirements............................................................................
     Automatic Investment Plan.......................................................................
Allocation of Purchase Payments......................................................................
     General.........................................................................................
     Delayed Investment Allocation Date..............................................................
Telephone Transactions...............................................................................
CONTRACT BENEFITS AND VALUES.........................................................................
Determination of Account Value.......................................................................
Death Benefits Before the Annuity Date...............................................................
     Death of the Annuitant..........................................................................
     Death of the Owner..............................................................................
BASIC DEATH BENEFIT..................................................................................
OPTIONAL DEATH BENEFIT RIDERS........................................................................
BEST ANNIVERSARY VALUE DEATH BENEFIT.................................................................
Surrender and Withdrawals............................................................................
     Surrender.......................................................................................
     Withdrawals.....................................................................................
     Systematic Withdrawals..........................................................................
Payment of Proceeds..................................................................................
     Tax Withholding and Tax Penalties...............................................................
Annuity Benefits.....................................................................................

  General............................................................................................
  Annuity Options....................................................................................
     Option A. Life Annuity..........................................................................
     Option B. Life Annuity with Periods Certain of 60, 120, 180 or 240 Months.......................
     Option C. Joint and Survivor Annuity............................................................
     Option D. Joint and Contingent Annuity..........................................................
     Option E. Fixed Payments for a Period Certain...................................................
  Form of Annuity Payments...........................................................................
  Annuity Date.......................................................................................
  Annuitization Bonus................................................................................
  Calculation of Annuity Payments....................................................................
Death Benefits after the Annuity Date................................................................
  Death of the Annuitant.............................................................................
  Death of the Owner.................................................................................
OTHER PROVISIONS OF THE CONTRACT.....................................................................
Misstatement of Age or Sex...........................................................................
Owner and Beneficiary................................................................................
  Beneficiary........................................................................................
  Changes and Assignments............................................................................
Assignments..........................................................................................
Change of Annuitant Designation......................................................................
Texas Optional Retirement Program....................................................................
Voting Rights........................................................................................
Suspension of Payments or Transfers..................................................................
DISTRIBUTION AND OTHER AGREEMENTS....................................................................
FEDERAL TAX MATTERS..................................................................................
General..............................................................................................
Our Taxation.........................................................................................
Income Tax Deferral on Increases in Account Value....................................................
  Contracts Owned by Other than Natural Persons......................................................
  Diversification Requirements.......................................................................
  Investment Control.................................................................................
Distributions from Non-Qualified Contracts...........................................................
  Penalty tax on Premature Distributions.............................................................
  Annuity Payments...................................................................................
  Death Benefits.....................................................................................
  Multiple Contracts.................................................................................
Tax-Qualified Retirement Plans.......................................................................
  Traditional IRAs and Roth IRAs.....................................................................
  Corporate and Self-Employed ("H.R. 10" and "Keogh")................................................
  Corporate Pension and Profit-Sharing Plans.........................................................
  403(b) Annuities...................................................................................
  Section 457 Plans..................................................................................
Distributions from Qualified Contracts...............................................................
Roth IRAs............................................................................................
Penalty Tax on Pre-retirement Distributions..........................................................
Tax Sheltered Annunities - Withdrawal Limitations....................................................
Federal Income Tax Withholding.......................................................................
ADVERTISING PRACTICES................................................................................
FIS Prime Money Fund II Portfolio....................................................................
Other Portfolios.....................................................................................
OTHER MATTERS........................................................................................
Financial Statements.................................................................................
Legal Proceedings....................................................................................
Transfers by Company.................................................................................
YEAR 2000 ISSUES.....................................................................................

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION APPENDIX A. Accumulation Unit Data

                                  DEFINITIONS

ACCOUNT VALUE - The value of a Contract during the Accumulation Period.

ACCUMULATION PERIOD - The time between the Contract Date and the Annuity Date.

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Account Value.

ANNUITANT - The natural person on whose life annuity payments are based.

ANNUITY DATE - The date on which annuity payments are scheduled to begin.

ANNUITY - A series of payments we make to the payee you select. "Fixed" annuity payments are those where we guarantee the dollar amount of each payment. "Variable" annuity payments are those where the dollar amount of each payment will change to reflect the investment experience of the applicable Separate Account Investment Option.

BUSINESS DAY - Each day the New York Stock Exchange is open for regular trading. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day. Each Business Day ends at the close of regular trading for the day on the exchange, which usually is 4:00 p.m. Eastern time.

CONTRACT ANNIVERSARY - An anniversary of the Contract Date.

CONTRACT DATE - The date the Contract takes effect, as shown on the Owner's Contract data page.

CONTRACT MONTH - Each one-month period beginning on the Contract Date and generally on the same day of each month after that.

CONTRACT QUARTER - One quarter of a Contract Year. The first Contract Quarter begins on the Contract Date and ends on the last Business Day of the third Contract Month.

CONTRACT YEAR - One year from the Contract Date and from each Contract Anniversary.

WITHDRAWAL VALUE - The value of a Contract available during the Accumulation Period upon surrender or withdrawal. Withdrawal Value equals your Account Value reduced by any applicable withdrawal charges, any taxes not previously deducted, and by any annual deductions for the Contract Year.


                                  HIGHLIGHTS

These highlights discuss certain important aspects of the Contract. The rest of this prospectus explains these and other aspects in greater detail. Be sure to read the prospectus and the prospectuses of the Funds for more complete information.

HOW DO INVESTMENT RESULTS AFFECT A CONTRACT?

You invest purchase payments and the Account Value under your Contract in one or more of the investment options we offer. Your Account Value increases or decreases by the amount of any positive or negative return it earns in those options. Your Account Value also will decrease by the amount of all charges and deductions we make under your Contract.

Account Value invested in our Separate Account investment options is not guaranteed, and you bear the entire investment risk under those options. Account Value allocated to our Fixed Account, however, is provided with our guarantees of principal and a minimum 3% rate of interest on an annual basis.

After the Annuity Date, the investment results of our Separate Account will affect the dollar amount of variable annuity payments. If you select a fixed annuity, we will guarantee the amount of each annuity payment.

HOW MUCH CAN I (OR MUST I) INVEST IN A CONTRACT?

We generally require you to make a minimum initial purchase payment of $5,000 for Non-Qualified Contracts and $1,000 for Qualified Contracts. You may make additional purchase payments after that, but each additional purchase payment must be at least $100.

We will reduce our minimum purchase payment requirements if you participate in certain automatic investment plans described in this prospectus. We reserve the right to decline any purchase payment and, unless we consent otherwise, the maximum amount of a payment for a Contract cannot exceed $1 million.

WILL I HAVE ACCESS TO MY ACCOUNT VALUE?

You may take amounts from your Contract's Withdrawal Value at any time up to the Annuity Date. You may surrender (i.e., cancel) your Contract at any time up to the Annuity Date, and we will pay you the Withdrawal Value.

You may take a "free withdrawal amount" from your Account Value each year up to the Annuity Date without the imposition of a Withdrawal Charge. The annual free withdrawal amount is equal to 10% of your purchase payments plus the amount of your Account Value in excess of Purchase Payments (and withdrawal charges) not previously withdrawn.

On the Annuity Date, we will use your Account Value to determine the amount of annuity payments that we will make.

WHAT GENERAL INCOME TAX CONSEQUENCES WILL I HAVE FROM OWNING A CONTRACT?

A 10% percent federal income tax penalty may apply to the income portion of any distribution that you take from a Non-Qualified Contract before you are age 59 1/2, with certain exceptions. Separate tax withdrawal penalties and restrictions apply to a Qualified Contract.

This prospectus contains more information in the FEDERAL TAX MATTERS section, including a discussion of owner control of the underlying investments in a variable annuity contract and general information on the taxation of death benefits.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

We make the following charges and deductions:

Daily Deductions - composed of an administrative charge at an annual rate of
 .15% of the daily net assets in each Separate Account Investment Option, and a mortality and expense risk charge at an annual rate of 1.25% of the daily net assets in each Separate Account Investment Option.

Annual Deductions - composed of a contract maintenance charge of $30 if your Account Value and any charges for optional additional benefit riders. After the Annuity Date, the $30 annual charge is made on a monthly basis.

Withdrawal Charge - will be assessed from certain withdrawals of Account Value during the Contract Year of payment and each of the 5 Contract Years after that. The Withdrawal Charge varies for each of the 5 Contract Years, and ranges from 7% of purchase payments in the year of payment to 3% of purchase payments in the fifth Contract Year following payment.

Premium Taxes - no deductions are made for premium or other taxes payable to a state or other governmental entity, unless imposed by the state where you reside.

Fund Expenses - There are deductions and expenses paid out of the assets of the Funds that are described in the accompanying prospectuses for the Funds.

Other Expenses - we also have the right to begin making the following additional charges under the Contracts (which we have decided not to impose for now):

Transaction Fees - currently none, guaranteed not to exceed $25 for each transfer among Investment Options that you make in excess of 12 transfers per Contract Year before the Annuity Date and excess of 6 transfers per Contract Year after the Annuity Date.

Tax Charge - currently none, but we reserve the right to impose charges for other taxes that may be payable and are attributable to the Policies in the future.

SUMMARY OF EXPENSES

--------------------------------------------------------------------------------
 OWNER TRANSACTION EXPENSES
 Sales Load on Purchase Payments                                           NONE

 Withdrawal Charge - as a percentage of             7% during the Contract Year
 purchase  payments:                                of Payment and the next
                                                    following Contract Year,
                                                    reducing by 1% each Contract
                                                    Year thereafter until the
                                                    beginning of the seventh
                                                    Contract Year following
                                                    payment, when the charge
                                                    applicable to Purchase
                                                    Payment is 0%.

 ANNUAL CONTRACT MAINTENANCE CHARGE                              $30

 SEPARATE ACCOUNT EXPENSES - as a percentage
 of average Account Value:
    Administrative Charge                                       0.15%
    Mortality and Expense Risk Charge                           1.25%
                                                                -----
 Total Separate Account Annual Expenses                         1.40%

 ANNUAL FUND EXPENSES AFTER EXPENSE REIMBURSEMENTS

                                                         Other
                              Management     12b-1    Operating      Total
 Mutual Fund Portfolio           Fees         Fees     Expenses     Expenses*
 ---------------------           ----         ----     --------     ---------
 AIM V.I. Capital
 Appreciation                    0.62%        0.00%      0.05%        0.67%
 AIM V.I. Growth                 0.64%        0.00%      0.08%        0.72%
 ACS V.P. Value                  1.00%           -       0.00%        1.00%
 BT Small Cap Index              0.35%           -       0.10%        0.45%
 BT Equity 500 Index             0.20%           -       0.10%        0.30%
 FIS Prime Money Fund II         0.50%           -       0.30%        0.80%
 FT International (Class 2)      0.69%        0.25%      0.17%        1.11%
 LA Growth & Income              0.50%           -       0.01%        0.51%
 MFS New Discovery Series        0.90%           -       0.27%        1.17%
 MFS Growth Series               0.75%           -       0.25%        1.00%
 MFS Growth with                                 -
 Income Series                   0.75%                   0.20%        0.95%
 VIST Small Cap Growth           0.85%           -       0.50%        1.35%
 VIST World Equity               0.70%           -       0.50%        1.20%
 VIST Growth                     0.70%           -       0.32%        1.02%
 VIST Matrix Equity              0.65%           -       0.50%        1.15%
 VIST Growth & Income            0.75%           -       0.50%        1.25%
 VIST Multiple Strategies        0.70%           -       0.45%        1.15%
 VIST High Income Bond           0.70%           -       0.50%        1.20%
 VIST U.S. Government            0.60%           -       0.25%        0.85%
 Bond
--------------------------------------------------------------------------------

* "Total Expenses" for the Portfolios before reimbursement by the relevant
                                      ------
Fund's investment advisor, for the period ended December 31, 1998, were as follows: 5.22% for the MFS New Discovery Portfolio; 1.84 % for the VIST Small Cap Growth Portfolio; 1.51% for the VIST World Equity Portfolio; 1.03% for the VIST Growth Portfolio; 1.48% for the VIST Matrix Equity Portfolio; 1.33% for the VIST Growth & Income Portfolio; 1.46% for the VIST High Income Bond Portfolio; and 1.59% for the VIST U.S. Government Bond Portfolio.

The purpose of this Table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Separate Account as well as the Funds. For additional information, see "MORE ABOUT CHARGES AND DEDUCTIONS" on page __ and the Funds prospectuses that accompany this prospectus.

EXPENSES ON A HYPOTHETICAL $1,000 CONTRACT, ASSUMING 5% GROWTH, IN EXISTING INVESTMENT OPTIONS:

                            -------------------------------------------------------------------------------------------------------
                                If you surrender or Annuitize a Contract during        If you do not surrender or if you Annuitize
                                        the first 2 Contract Years                                after 2 Contract Years
-----------------------------
Mutual Fund  Portfolio          1 Year      3 Years        5 Years      10 Years      1 Year       3 Years      5 Years    10 Years
----------------------          ------      -------        -------      --------      ------       -------      -------    --------
FIS Prime Money Fund II          $87         $118           $153          $268         $24           $73          $126       $268
VIST Small Cap Growth            $93         $136           $181          $325         $28           $86          $146       $310
VIST World Equity                $91         $131           $173          $310         $28           $86          $146       $310
VIST Growth                      $89         $125           $164          $291         $26           $80          $137       $291
VIST Matrix Equity               $91         $129           $171          $305         $28           $84          $144       $305
VIST Growth & Income             $92         $133           $176          $315         $29           $88          $149       $315
VIST Multiple Strategies         $91         $129           $171          $305         $28           $84          $144       $305
VIST High Income Bond            $91         $131           $173          $310         $28           $86          $146       $310
VIST U.S. Government Bond        $87         $120           $155          $274         $24           $75          $128       $274
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES ON A HYPOTHETICAL $1,000 CONTRACT, ASSUMING 5% GROWTH, IN INVESTMENT OPTIONS AVAILABLE MAY 1, 1999:

                            -----------------------------------------------------------------------------------------------
                                If you surrender or Annuitize a Contract      If you do not surrender or if you Annuitize
                                  during the first 2 Contract Years                     after 2 Contract Years
----------------------------
Mutual Fund Portfolio             1 Year                    3 Years              1 Year                    3 Years
---------------------             ------                    -------              ------                    -------
AIM V.I. Capital Appreciation      $85                        $114                 $22                       $69
AIM V.I. Growth                    $86                        $116                 $23                       $71
ACS V.P. Value                     $89                        $125                 $26                       $80
BT Small Cap Index                 $83                        $107                 $20                       $62
BT Equity 500 Index                $82                        $103                 $19                       $58
FIS Prime Money Fund II            $87                        $118                 $24                       $73
FT International                   $90                        $128                 $27                       $83
LA Growth & Income                 $84                        $109                 $21                       $64
MFS New Discovery Series           $91                        $130                 $28                       $85
MFS Growth Series                  $89                        $125                 $26                       $80
MFS Growth with Income Series      $88                        $123                 $25                       $78
---------------------------------------------------------------------------------------------------------------------------

Do not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. For example, the examples do not reflect premium tax charges or any optional benefit riders

                     FIRST VARIABLE LIFE INSURANCE COMPANY

We are a stock life insurance company that was organized under Arkansas law in 1968. We engage principally in the business of variable life insurance,
variable annuities, and fixed annuities.   We hold licenses to sell insurance in
49 states, the District of Columbia and the U.S. Virgin Islands. Irish Life of North America, Inc. ("ILoNA") owns all of our outstanding stock, and Irish Life & Permanent plc. ("Irish Life & Permanent"), in turn, owns all of ILoNA. Irish Life & Permanent is a leading life and financial services group in Ireland with total assets of over $25 billion at May 1, 1999.

We have an A (Excellent) rating from A.M. Best Company, an independent firm that analyzes insurance carriers. We also have an AA- rating from Standard and Poor's and an AA- rating from Duff & Phelps Credit Rating Co. on claims paying ability. These ratings only reflect the opinion of the rating company on our relative financial strength, and on our ability to satisfy our obligations under the Policies. The ratings do not reflect the investment performance of the Separate Account, or the degree of risk associated with an investment in the Separate Account.

                             THE SEPARATE ACCOUNT

We authorized the establishment of First Variable Separate Account E (the "Separate Account) under Arkansas law on December 4, 1979; and we have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust-type investment company.

The Separate Account's assets belong to us. However, our other creditors could reach only the amount (if any) in the Separate Account that exceeds the current value of our obligations to policyholders who have chosen a Separate Account investment option.

The Separate Account has several different investment options within it. We invest the assets allocated to each investment option in one Portfolio of a Fund.

We may add other investment options to the Contracts that, in turn, may be invested in other Portfolios of a Fund, or in portfolios of other mutual funds. We may restrict these other investment options to customers of specified distributors.


                            YOUR INVESTMENT OPTIONS

THE AVAILABLE OPTIONS

You may allocate your premium payments and existing Account Value to one or more of our Separate Account investment options and/or to our Fixed Account. The currently available Portfolios for our Separate Account investment options are listed on the cover page of this prospectus. More information, including a discussion of potential risks, appears in the current prospectuses for the Funds, which accompany this prospectus. (The prospectuses for the Funds may also describe other portfolios that are not available under a Contract.) You should read this prospectus and the prospectuses for the Funds carefully before investing in any Separate Account investment option.

We do not guarantee that continued purchase of Portfolio shares will remain appropriate in view of the purposes of the Separate Account. If shares of a Portfolio are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares should become inappropriate or inadvisable in view of the purpose of the Contracts, we may substitute shares of another portfolio or investment vehicle for shares already purchased or to be purchased in the future. We also may, in our discretion, remove Portfolios for transfers or new investments. No substitution of securities may take place without prior approval of the SEC, to the extent required, and in compliance with requirements the SEC may impose.

We may also combine separate account investment options or operate them in any form permitted by law, including a form that allows them to make direct investments.

This prospectus generally describes only the Contract and Separate Account investment options. Because of certain exemptions, interests in our Fixed Account are not registered under the securities laws, nor have we registered the Fixed Account as an investment company. Accordingly, the protections of the federal securities laws do not apply to our Fixed Account. We will credit your Account Values in the Fixed Account with at least a minimum effective rate of interest per year. We may credit additional amounts of "current" interest in our sole discretion. New purchase payments and transfers from the Separate Account to the Fixed Account may each receive different current interest rate(s) than the current interest rate(s) credited to Account Value that has been previously invested in the Fixed Account. We determine current interest rates in advance, and credit interest daily to your Account Value in the Fixed Account.

TRANSFERS AMONG INVESTMENT OPTIONS

General Requirements. You may transfer Account Value among investment options by written request or telephone. The minimum amount you may transfer prior to the Annuity Date is the lesser of (a) $1,000 or (b) your entire interest in the
applicable investment option.   A minimum amount of $1,000 of Account Values
must remain in an investment option after a transfer.   You should mail, fax or
express written transfer requests to our Variable Service Center shown on the front cover of this prospectus. You can also request a transfer by phoning 1-800-845-0689.

Transfer requests must clearly specify the amount to be transferred and the
investment options affected.   All transfer requests made at the same time for
Separate Account investment options will be treated as a single request. The transfer will be effective at the prices we next compute after we receive the transfer request at our Variable Service Center.

Unless we consent no Account Value may be transferred from the Fixed Account to other investment options in any Contract Year until the amount has remained in the Fixed Account for a year.

After the Annuity Date, you may make 6 transfers each Contract Year without charge, subject to certain procedures outlined in the Contract:
 .    from one or more Separate Account investment options to other Separate
     Account Investment Options; or
 .    to the Fixed Account.

No transfers are permitted from the Fixed Account to the Separate Account once annuity payments begin.

Automatic Transfer Programs - You can participate in automatic transfer arrangements, including dollar cost averaging and asset rebalancing programs. You initiate these programs by making a written or telephone request to our Variable Service Center shown on the front cover of this prospectus. We make the automatic transfers on the last business day of whichever of the following intervals you request: quarterly, semi-annually, annually, monthly (for dollar cost averaging only), or at any other interval that we approve. You may request us to cease automatic transfers at any time.

Automatic transfers from the Fixed Account are subject to the restrictions described above in General Requirements (except that, for dollar cost averaging only, you can transfer up to 100% of your Account Value in the Fixed Account within one Contract Year if you have selected the monthly interval.) We currently do not charge you for an automatic transaction program, although we reserve the right to do so in the future.

The dollar cost averaging program permits transfers from the FIS Prime Money Fund II investment option or the Fixed Account to other Separate Account investment options on a regularly scheduled basis. Such systematic transfers may prevent investing too much when the price of securities is high or too little when the price is low. There is no guarantee of this, however.

Also, since systematic transfers, such as dollar cost averaging, involve continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through all phases of the market cycle.

The minimum amount, for each dollar cost averaging transfer, is $100. You must have $1,200 of Account Value in the FIS Prime Money Fund II investment option or the Fixed Account, as applicable, before a "dollar cost averaging" program may begin. Transfers from the Fixed Account are also subject to the restrictions above, except that 100% of amounts in the Fixed Account may be systematically transferred before the Annuity Date if transfers are made monthly for a one-year period.

The asset rebalancing program enables you to select the percentage levels of Account Value you wish to maintain in particular investment options. At the intervals you select, we will automatically rebalance your Account Value to maintain the indicated percentages by transfers among the investment options. You must include all of your Account Value allocated to the Separate Account investment options in any asset rebalancing program.

Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work well in concert with the asset rebalancing program. Therefore, you should monitor your use of these programs while the asset rebalancing program is being used.

We currently do not charge for enrolling in these programs, or impose a transfer charge on transfers of Account Value under the program, but we reserve the right to do so.

Restrictions on Transfers. Generally, you may make an unlimited number of transfers in any Contract Year. Frequent requests to transfer, however, may have a detrimental effect on the value of Portfolio shares held in the Separate Account. We may therefore limit the number of permitted transfers in any Contract Year, or refuse to honor any transfer request for an owner or a group of owners, if:

 .    the purchase of shares of one or more of the Portfolios is to be restricted because of excessive trading ; or
 .    if a specific transfer or group of transfers is deemed to have a detrimental effect on Account Value or Portfolio share prices.

We may also at any time suspend or cancel acceptance of third party transfer requests on behalf of an Owner; or restrict the Investment Options that will be available for such transfers. Notice will be provided to the third party in advance of the restrictions. We will not impose any restrictions, however, if we have received satisfactory evidence that:

 .    you, as Owner, have appointed the third party to act on your behalf for all financial affairs; or
 .    a court of competent jurisdiction has appointed the third party to act on the Owner's behalf.

We also reserve the right at any time and without prior notice to otherwise modify, suspend or stop the transfer privileges.

MIXED AND SHARED FUNDING

We buy shares of the Funds for the Separate Account in connection with the Contracts, and for allocation to separate accounts funding variable annuity policies and other variable life insurance policies issued by us. The Funds offer shares to other insurance companies and to other separate accounts, either affiliated or unaffiliated with us, for the same purpose. In the future, it may conceivably become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in one or more of the Funds Portfolios simultaneously, if the interests of variable life insurance and variable annuity policy owners differ. The boards of trustees of the Funds intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, they or the insurance companies should take in response.

                       MORE ABOUT CHARGES AND DEDUCTIONS

DAILY DEDUCTIONS

Each Business Day, we deduct an administrative charge and a mortality and expense risk charge, both before and after the Annuity Date, that we calculate as a percentage of your Contract's net assets in each Separate Account investment option. The annual rate for the administrative charge is 0.15%, and the annual rate for the mortality and expense risk charge is 1.25%.

ANNUAL DEDUCTIONS

We make the annual deduction from your investment options in proportion to the amount of your Account Value in each (i.e., on a "pro-rata basis") or by any other method you select and we approve.

For example, we will permit you to have a deduction first taken from one or more pre-selected investment options. You may also request deductions to first be taken from the Separate Account investment option that has had the best investment performance over the prior Contract Month.

The annual deductions are generally taken on each Contract Anniversary during the Accumulation Period, and monthly thereafter, based on your Account Value at that time. If your Annuity Date is not a Contract Anniversary, however, we will calculate the annual deductions on the Annuity Date. Similarly, if you surrender your Contract, or make a total withdrawal at a time other than a Contract Anniversary, we will calculate the annual deductions on the transaction date.

The annual deductions include the following charges:

Annual Contract Maintenance Charge. This charge is $30.00 per Contract Year for each Contract Year.

Optional Additional Benefit Charges. We will deduct additional amounts if you elected to add to your Contract. The charge for the rider is 0.15% of your Account Value The charge for the rider is not taken for any Contract Year that begins after:

 .    the date annuity payments begin; or
 .    the date the rider otherwise terminates.

WITHDRAWAL CHARGE

We may assess a withdrawal charge if you withdraw Account Value or surrender your Contract during the six Contract Year period following a purchase payment.

We determine the withdrawal charge by applying the percentages shown in the Summary of Expenses table in the "Highlights" section of this prospectus to the purchase payments we deem withdrawn or surrendered. Purchase payments are deemed withdrawn or surrendered in the order in which they are made. We take withdrawal charges from your investment options on a pro-rata basis, or by any other method you select and we approve.

If the Account Value remaining in an investment option after a partial withdrawal is insufficient to cover the applicable withdrawal charge, we will deduct the charge from the amount withdrawn.

Free Withdrawal Amount. We will not assess a withdrawal charge on a partial withdrawal of Account Value until the amount withdrawn for that Contract Year exceeds a "free withdrawal amount" equal to 10% of your purchase payments still subject to the withdrawal charge, plus the excess of Account Value over your purchase payments (and applicable withdrawal charges) not previously withdrawn.

The unused portion of the "free withdrawal amount" for one Contract Year does not carry over to the next Contract Year.

The free withdrawal amount is not available on withdrawal requests that would result in less than $1,000 of remaining Account Value in a Separate Account investment option.

Waiver of Withdrawal Charge. We will waive the withdrawal charge:
 .  if any death benefits are paid; or
 .  if your Account Value is applied to an Annuity Option.

We also will waive the withdrawal charge (where permitted):
 . if you or your spouse is diagnosed with a terminal illness (we may require evidence of such illness, including an examination by a licensed physician of our choice); or
 . after the first Contract Year, if you or your spouse is confined in a qualifying nursing home for 90 consecutive days immediately preceding the Contract Anniversary.

To qualify for a waiver of charges based on confinement in a qualifying nursing home, you or your spouse must never have been confined in a qualifying nursing home at the time you apply for a Contract.

The availability and requirements of the terminal illness and/or nursing home waiver may vary from state to state. Your Contract will contain a complete description of changes and requirements for any terminal illness and nursing home waiver.

PREMIUM TAXES

We will deduct premium taxes or other taxes payable to a state or other governmental entity from your Contract. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. We currently intend to deduct premium taxes when incurred. Premium taxes generally range from 0% to 4%.

OTHER CHARGES AND EXPENSES

Fund Expenses. Our Separate Account purchases shares of the Portfolios of the Funds at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. (See "Highlights - Fund Expenses.")

Income Taxes. While we currently do not reduce Account Value for federal income taxes of the Separate Account, we reserve the right to do so, if we determine that we will incur a tax because of the operation of the Separate Account. We will deduct for any income taxes incurred as a result of the operation of the Separate Account whether or not our possible reserve for taxes was sufficient.

We will deduct any withholding taxes required by applicable law when amounts are distributed from a Contract.

Special Service Fees. We do not charge you for special services, such as additional reports, dollar cost averaging, and asset rebalancing. Although we do not currently intend to do so, we reserve the right to charge you for these special services in the future.

ELIMINATION, REDUCTION OR REFUND OF CHARGES AND DEDUCTIONS

We may eliminate, reduce, or refund any charges and deductions on a Contract when sales of Contracts are made to certain individuals or to group and sponsored arrangements. We will do this when we expect savings of sales, administration or other expenses, or a reduction in the level of risks we expect to assume under the Contracts. (This prospectus describes such groups under "Group and Sponsored Arrangements" below.) We determine any such adjustment to charges and deductions after examination of relevant factors such as:

 . the size and type of group, because large numbers of Contracts tend to lower our per-Contract expenses;

 . the total amount of premium payments to be received, because certain expenses tend to be a smaller percentage of larger premium payments;

 . any prior or existing relationship we have with the purchaser, because of the likelihood of reduced marketing and implementation expenses;

 . other circumstances, of which we are not presently aware, which could result in reduced expenses; and

 .  after a Contract is issued, if we anticipate expenses for later Contract
   Years that are lower than initially projected.

We also may eliminate, reduce or refund charges and deductions when we issue a Contract to an officer, director, employee or agent of ours or any of our affiliates. We do not, however, guarantee any adjustment in charges and deductions, and any adjustment may vary by group.

All adjustments will be made under our uniform administrative rules then in effect. In no event will adjustments to charges or deductions be permitted if the adjustment would be unfairly discriminatory to any person.

Group and Sponsored Arrangements. Group arrangements include those in which a trustee, employer, association or similar entity purchases individual Contracts covering a group of individuals on a group basis. An example of such an arrangement is a non-tax qualified deferred compensation plan. Sponsored arrangements include those in which an employer, an association or similar entity permits the Company to offer Contracts to its employees or members on an individual basis.

Gender-Neutral Policies. In 1983, the United States Supreme Court decided in Arizona Governing Committee v. Norris that certain annuity contracts may not be used to fund certain employee benefit programs where the contracts provided values and benefits that varied with the gender of the participant. We may therefor offer Contracts that do not vary by gender for use in connection with certain employee benefit programs. We recommend that any employer proposing to offer the Contracts to employees under a group or sponsored arrangement consult its attorney before doing so.

We may also offer the Contract with provisions and charges that are gender neutral in states where required, and where the "unisex" version of the Contract has been approved. Currently, the State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and annuity benefits.

PURPOSE OF CONTRACT CHARGES

We have designed the Contract charges to cover our direct and indirect costs of selling, administering and providing benefits under the Contracts. Taken together, these charges are also designed to compensate us for the risks we assume. These include:

 . mortality risks (such as the risk that Contract owners may, on average, die before we expect, or Annuitants may, on average, live longer than we expect, thereby increasing the amount of claims we must pay);

 . investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the death benefits under the Contracts or reduce the amount of our asset-based fee revenues below what we anticipate);

 . sales risks (such as the risk that we sell fewer Contracts and receive lower net revenue than we expect, thereby depriving us of expected economies of scale);

 . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of annuity contracts); and

 . expense risks (such as the risk that the costs of administrative services that we must provide will exceed what we currently project).

If, as expected, the charges we collect from the Contracts exceed our total costs concerning the Contracts, we earn a profit. Otherwise, we incur a loss. We have set the current and maximum rates of certain of our charges with reference to estimates of the amount of specific types of expenses or risks that we will incur. In some cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, contract maintenance charge, and mortality and expense risk charge.

However, the fact that any charge bears the name of a particular expense or risk does not mean the amount we collect from that charge will never be more than the amount of such expense or risk. It also does not mean that we may not be compensated for such expense or risk out of any other charges deducted under terms of the Contracts.

                                 THE CONTRACT

APPLICATION AND ISSUANCE OF A CONTRACT

If you wish to purchase a Contract, you must submit an application to our Variable Service Center, together with the minimum required initial Purchase Payment. You select:

 .  the Annuitant, Annuity Date, and Annuity Option;

 .  the investment options to which we will allocate your purchase payment;

 . the Beneficiary who will receive death benefits under the Contract if you die during the Accumulation Period; and

 .  any optional additional benefit riders.

We generally will not issue Contracts to owners and Annuitants older than age
85. We will review an application under our underwriting rules, and we may request additional information or reject the application. We will not retain a purchase payment for more than 5 business days while processing an incomplete application unless the purchaser has authorized us to do so. If we decline an application, we will refund any purchase payment made.

If you or the Annuitant is older than age 70 1/2, you should consult with a qualified tax adviser on the impact of minimum distribution requirements under your tax-qualified retirement plan before purchasing a Qualified Contract. We recommend that any required annual minimum distribution amount be withdrawn from your existing tax qualified retirement plan before amounts are transferred to purchase a Qualified Contract. (See "FEDERAL TAX MATTERS - Withdrawals from Qualified Contracts.")

"Free Look Right." You have the right to review your Contract during an initial inspection period specified in the Contract and, if dissatisfied, to return it to us or to the agent through whom you purchased it. We will refund the Account Value on a Contract returned during the permitted period, unless state law requires a different amount. The "free look" period is typically 10 days, but may be greater depending on state requirements.

PURCHASE PAYMENTS

General Requirements. Your initial purchase payment is due on the Contract Date and is generally required to be at least $5,000 for Non-Qualified Contracts and $1,000 for Qualified Contracts. Each subsequent purchase payment is generally required to be $100. We reserve the right to decline any purchase payment, and, unless we consent otherwise, the maximum permitted purchase payments is $1 million.

Automatic Investment Plan. We will permit you to pay lower purchase payments for a Contract if you choose to make payments by pre-authorized transfers from a checking account. If you so choose, we will lower our initial purchase payment requirements:

 . to $1,000 for a Non-Qualified Contract, as long as you furnish us with bank draft instructions for subsequent purchase payments of at least $100 each; and

 . to $500 for a Qualified Contract, as long as you furnish us with bank draft instructions for subsequent purchase payments of at least $100 each.

We will require, however, that the checking account be with a bank that is a member of the Automated Clearing House (ACH). If you choose this method of making payment, your purchase payments may only be allocated initially to Separate Account investment options, although you may later transfer Account Value to the Fixed Account.

We may further reduce our minimum purchase payment requirements for automatic investment plans under certain group sponsored arrangements. We also may suspend or end your participation in the automatic investment if there are insufficient funds in the checking account to cover any transfer.

ALLOCATION OF PURCHASE PAYMENTS

General. We allocate the purchase payments you make (after any deductions) to the investment options you select. We use "Accumulation Units" to keep track of your interest in any Separate Account investment option you select. We determine the number of Accumulation Units credited to a Contract by dividing the amount allocated to a Separate Account investment option by the value of the applicable Accumulation Unit next determined after receipt of your purchase payment. We calculate Accumulation Unit Values as of the end of each Business Day. Purchase payments allocated to the Fixed Account are credited in dollars. Premium payments are generally allocated to the Separate Account or the Fixed Account as of the later of the Contract Date or the date we receive your payment.

Delayed Investment Allocation Date. We reserve the right to allocate purchase payments to the FIS Prime Money Fund II investment option for an investment delay period before they will be invested (together with any investment gain) in any other investment option(s) you designate. In that case, we would reallocate your Account Value to the investment options you have selected at the end of your Contract's "free look" period. We would measure the investment delay period from the date your Contract is issued from our Variable Service Center and would include up to 5 extra days in addition to the applicable "free look" inspection period to provide time for mail or other delivery of the Contract to you.

If we elect to delay your investment allocation date, your Contract will contain a provision to that effect.

TELEPHONE TRANSACTIONS

You may initiate various transactions by calling 1-800-845-0689. These are: transfers of Account Value, notification of a change in your address, change of premium allocations among investment options, partial withdrawal requests, and systematic withdrawals. You may authorize your representative to make these calls on your behalf.

You may also call 1-800-59-FUNDS for current Accumulation Unit values, current Account Value, and for telephone transfers of Account Value.

If you own a Contract jointly with another owner, unless both owners have advised us to the contrary, we will accept instructions from either one of the joint owners.

We will use reasonable procedures (such as requiring identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction) in order to authenticate instructions communicated by telephone. You will be responsible for any telephone instructions we reasonably believe to be genuine. Therefore, you will bear any losses arising from any errors in the communication of instructions. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable to you for any losses due to dishonored or fraudulent instructions. We may modify or terminate our procedures for telephone transactions at any time.

                         CONTRACT BENEFITS AND VALUES

DETERMINATION OF ACCOUNT VALUE

Your Account Value under a Contract includes its value in the Separate Account and in the Fixed Account. Your Account Value in a Separate Account investment option at any time before the Annuity Date equals the number of Accumulation Units you hold in that option multiplied by the then-current value of one such Accumulation Unit. We compute this value in such a way that the investment return on your Account Value in any Separate Account investment option will differ from the total return achieved by the underlying Fund Portfolio only by the amount of the charges and deductions we make under your Contract from that investment option.

Your Account Value in the Fixed Account investment option earns fixed rates of interest as described elsewhere in this prospectus. Your Account Value in the Fixed Account will increase by the amount of such interest, but will decrease by the amount of any charges or deductions that we take from that account for your Contract.

Your Account Value in any investment option will also vary by the amount of transfers we make among those components of Account Value in response to requests that you make. Your Account Value in each investment option also will increase by the amount that you direct to that option from your purchase payments and will decrease by the amount of any withdrawals that you take from that option (including any applicable withdrawal charges).

DEATH BENEFITS BEFORE THE ANNUITY DATE

Death of the Annuitant. We generally do not pay a death benefit if you are not the Annuitant and the Annuitant dies before the Annuity Date. Instead, you may designate a new Annuitant within 30 days of the Annuitant's death. If you do not, you will become the Annuitant. If you are a non-natural person, however, the death of the Annuitant is treated as your death and a new Annuitant cannot be designated.

Death of the Owner. If we receive proof that you have died before the Annuity Date, we will pay a death benefit to the Beneficiary. (If you are a non-natural person, we will consider the Annuitant to be "you" for purposes of determining a death benefit.) You may elect for the death benefit to be paid in a single sum or under one of our other Annuity Options. If no such election is in effect, the Beneficiary may make an election during a 60-day period following our receipt of proof of death. We will hold up payment of the death benefit in the meantime.

If the Beneficiary is your spouse, he or she may elect to become the owner of your Contract. If so, the Contract will continue in effect and we will not then determine a death benefit. We will generally pay the entire death benefit within 5 years of the date of your death unless the Beneficiary elects to have the death benefit payable under an Annuity Option based on his or her life or lifetime expectancy; and distributions start within one year after the date of death.

The death benefit amount is the greater of:

 .  the BASIC DEATH BENEFIT; or

 .  the death benefit amount under any optional death benefit rider in effect.

If your Contract is owned jointly:
 . we will determine a death benefit only when the first owner dies before the Annuity Date; and

 .  optional death benefit riders will not be available.

BASIC DEATH BENEFIT. The Basic Death Benefit before the Annuity Date is the greater of:

 .  the Purchase Payments, less any withdrawals including any applicable
   Withdrawal Charges.

 .  the Account Value;

 . the Account Value as of the first day of the current 5 Contract Year period plus any Purchase Payments made since that day and less any amounts withdrawn since that day. The first 5 Contract Year period begins on the Contract Date, the second 5 Contract Year period begins on the 5th Contract Anniversary, and so forth.

OPTIONAL DEATH BENEFIT RIDER. We offer a Best Anniversary Value Death Benefit rider, subject to regulatory approval in your local area and to our underwriting and issuance standards. For more complete information about the rider and its availability, you should consult your sales representative or request a copy of the form of the rider. Coverage under the rider provides our guarantee of a minimum death benefit amount. The guaranteed amount will vary by the form of rider you select. (Owners of Contracts issued before May 1, 1999 were permitted to purchase an optional Annual Enhanced Death Benefit Rider that provided a different guaranteed amount.) Annual Deductions from your Account Value increase if you purchase an optional death benefit rider.

You may generally select the Best Anniversary Value Death Benefit rider only at the time you purchase a Contract. We may also offer one or more optional death benefit riders from time to time after you purchase a Contract.


BEST ANNIVERSARY VALUE DEATH BENEFIT. The Best Anniversary Value Death Benefit before the Annuity Date is based on the maximum adjusted Anniversary Value Death Benefit we previously determined prior to your death:

 . plus the sum of any purchase payments you paid for your Contract after our last determination date to the date of your death; and

 . less any withdrawals of Account Value after our last determination date to the date of your death; and

 .  less any charges on these withdrawals.

We determine an Anniversary Value Death Benefit Value on each Contract Anniversary Date up to the Contract Anniversary on or next following your 80th birthday. The Anniversary Value Death Benefit is based on your Contract's then current Account Value, the purchase payments you made, and the amount of withdrawals (and charges on withdrawals) taken from Account Value. We will also adjust any previously determined Anniversary Value Death Benefit at that time to reflect purchase payments, withdrawals of Account Value, and charges on these withdrawals, from the date of our last determination.

THE BEST ANNIVERSARY VALUE DEATH BENEFIT ENDS ON THE ANNUITY DATE. UNLESS WE AGREE OTHERWISE, IT WILL ALSO END IF YOU CHANGE THE OWNER OF YOUR CONTRACT.

SURRENDER AND WITHDRAWALS

Surrender. You may surrender your Contract for its entire Withdrawal Value at any time before the Annuity Date by a signed written request conforming to our administrative procedures. We calculate the Withdrawal Value as of the close of the Business Day when your surrender request is received at our Variable Service Center. The Withdrawal Value equals your Account Value reduced by any applicable withdrawal charges, any taxes not previously deducted, and by any annual deductions for the Contract Year. Our liability to pay any death benefit ends when you surrender your Contract.

Withdrawals. You may make a partial withdrawal of the Contract's Withdrawal Value (minimum $1,000, or your entire interest in a Separate Account investment option, if less) before the Annuity Date. If a withdrawal request is made that reduces the remaining Withdrawal Value below $1,000, we may deem the Contract surrendered. In such event, the Contract will end and we will pay you the Withdrawal Value of the Contract. Unless we consent, you may not make a partial withdrawal that would result in less than $1,000 remaining in a Separate Account investment option.

We will take any withdrawals from your Policy's investment options on a pro-rata basis, unless you make a request in writing in advance for a different method. We reserve the right to approve or disapprove any such request.

Systematic Withdrawals. You may elect to take partial withdrawals under a systematic withdrawal program by either written or telephone request. Under the program, systematic withdrawals are made on the same day (or next Business Day) of each month or quarter. Systematic withdrawals may be transferred automatically to your bank account if your bank is a member of the Automated Clearing House (ACH). Systematic withdrawals are not allowed simultaneously with a dollar cost averaging program.

We do not currently impose a fee for systematic withdrawals, but may do so in the future. Partial withdrawals during a Contract Year that exceed the "free withdrawal" amount are subject to a withdrawal charge. See the discussion in the "Withdrawal Charge--Free Withdrawal Amount" section of this prospectus.)

We reserve the right to modify, suspend or eliminate the systematic withdrawal program at any time.

PAYMENT OF PROCEEDS

We ordinarily will pay any Withdrawal Value (or death benefit proceeds) from the Separate Account investment options within 7 days after receipt by our Variable Service Center of a request (or proof of death), and all other required elections and documentation in a form satisfactory to us. However, we may delay payment or transfers from a Separate Account investment option in certain circumstances. (See "Suspension of Payments and Transfers.")

Tax Withholding and Tax Penalties. All distributions from your Contract, or portions thereof, which are included in your gross income are subject to federal income tax withholding. We will generally withhold federal taxes at the rate of 10% from each distribution, unless you have previously provided us with a written election not to have taxes withheld or to have taxes withheld at a different rate. Mandatory withholding rules apply to certain distributions from Qualified Contracts issued to 403(b) plans. Additionally, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders and withdrawals. See the FEDERAL TAX MATTERS section of this prospectus for a general discussion.

ANNUITY BENEFITS

General. We will make annuity payments after the Annuity Date to the Annuitant unless you designate a different payee when you purchase a Contract. You may also designate a payee, or change a previously designated payee, by sending a written notice to the Variable Service Center at least 30 days before the Annuity Date.

Annuity Options. You elect the Annuity Option and may change it by written request to our Variable Service Center at least 30 days before the Annuity Date. If no Annuity Option election is n effect 30 days before the Annuity Date, we will make Annuity payments under Option B as a life Annuity with a 120 month period certain.

You can choose from the following Annuity Options, or any other option we approve:

OPTION A - Life Annuity. Monthly payments during the lifetime of the Annuitant. Annuity payments cease when the Annuitant dies.

OPTION B - Life Annuity with Periods Certain of 60, 120, 180 or 240 Months. Monthly payments during the lifetime of the Annuitant, and in any event for 60, 120, 180 or 240 months certain, as selected.

OPTION C - Joint and Survivor Annuity. Monthly payments during the joint lifetime of the Annuitant and a designated second person. At the death of either payee, Annuity payments continue to the survivor payee. The survivor's Annuity payments will equal 100%, 75%, 66 2/3% or 50% of the amount payable during the joint lifetime, as chosen.

OPTION D - Joint and Contingent Annuity. Monthly payments during the lifetime of the Annuitant and continued during the lifetime of a designated second person after the Annuitant's death. The second person's Annuity payments will equal 100%, 75%, 66 2/3% or 50% of the amount payable, as chosen.

OPTION E - Fixed Payments for a Period Certain. Monthly payments of a fixed amount for any specified period (at least 5 years but not exceeding 30 years), as chosen.

Form of Annuity Payments. Annuity Options A, B, C & D are available for "fixed" Annuity payments, "variable" Annuity payments or a combination of both. Annuity Option E is available for fixed Annuity payments only. You may make a selection of the form of Annuity payments by sending a written request to our Variable Service Center no later than 7 calendar days before the Annuity Date. If you do not, we will make a combination of fixed Annuity payments and variable Annuity payments to reflect the allocation of your Account Value among the fixed Account and the Separate Account investment options. (We will, however, transfer your Account Value to the Fixed Account before making payments under Annuity Option E.)

Annuity Date. You select the Annuity Date when you purchase a Contract, and may later change it by sending a written request to our Variable Service Center at least 30 days before the existing Annuity Date.

If the selected Annuity Date occurs when the Annuitant is at an advanced age, such as over Age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. If your Contract is a Qualified Contract, you should select an Annuity Date that is consistent with the requirements of your tax-qualified retirement plans. A qualified tax advisor should be consulted for more information.

Annuitization Bonus. We will increase your Account Value by an "Annuitization Bonus" when Account Value is applied to an Annuity Option. The increase will be based on your Account Value at the end of the Business Day immediately preceding the Annuity Date.

We determine the Annuitization Bonus rate for a Contract at the time of issue, but the Bonus may be modified, reduced or eliminated for subsequently issued Contracts. On the date of this prospectus, the Annuitization Bonus rate is 3% of Account Value. We will pro-rate any increase among your Contract's investment options on the Annuity Date. Under current federal income tax rules, this increase is deemed "income" on a Contract. (See "FEDERAL TAX MATTERS.")

Calculation of Annuity Payments. The initial dollar amount of an Annuity payment is based on the Account Value applied to a specific Annuity Option and the annuity tables in your Contract. The annuity tables for variable Annuity payments are based on a 4% assumed investment rate. If the actual net investment rate exceeds 4%, variable Annuity payments increase. Conversely, if the actual rate is less than 3%, variable Annuity payments decrease. Variable Annuity payments will reflect the performance of your Contract's Separate Account investment options.

We reserve the right to pay Annuity payments in one sum when the remaining payments are less than $5,000 (or other minimum amount we may establish). We may also change the frequency of payments when the Annuity option elected results in periodic payments of less than $200.

DEATH BENEFITS AFTER THE ANNUITY DATE

Death of the Annuitant. Any remaining Annuity payments under Annuity Options B or E are made to the Beneficiary. The Beneficiary may elect to receive the commuted value of the remaining Annuity Payments in a single sum instead. We determine the commuted value by discounting the remaining Annuity Payments at the then current interest rate used for commutation.

Death of the Owner. No death benefits are provided under a Contract if you die after the Annuity Date, unless you are also the Annuitant and Annuity payments are made under Annuity Options B or E.

                       OTHER PROVISIONS OF THE CONTRACT

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant is misstated, we may change the annuity benefits to those that correspond with the correct age and sex.

If the misstatement is discovered after the Annuity Date:
 . we will deduct the amount of any over payments against remaining annuity payments; and

 .  we will pay the amount of any under payments in a single sum with the next
   Annuity Payment.

OWNER AND BENEFICIARY

The Contract application names the Contract owner, who in turn may name a new owner at any time before the Annuity Date. At the death of the owner, the designated Beneficiary becomes the owner. Because the owner has the authority to exercise most rights under a Contract, this prospectus generally refers to the owner when it refers to "you" or "your."

We will permit the Contract to be owned jointly if one owner is the spouse of the other, and we will generally assume that each owner has the authority to act for all owners. However, we may require the written consent of all owners for certain transactions, such as an assignment of a Contract.

Beneficiary. The Contract application also names the Beneficiary under the Contract and any contingent Beneficiary. You may change the Beneficiary of the Contract (other than an irrevocably named Beneficiary)at any time before death benefits are payable. If your Contract is owned jointly by two spouses, we will treat each spouse as the designated beneficiary for any death benefits that may be payable upon the death of the other, unless you tell us otherwise.

Changes and Assignments. A change of owner or Beneficiary requires a written request satisfactory to us that is dated and signed by all of the owners. The change will take effect on the date it is signed, but is subject to all payments made and actions taken by us under the Contract before we receive the request at our Variable Service Center.

ASSIGNMENTS

The owner may assign (transfer) the owner's rights in a Contract to someone else. An assignment requires a written request signed by all of the Contract's owners. An assignment will take effect only when we record it at our Variable Service Center. We have no responsibility for any assignment not submitted for recording; nor for the sufficiency or validity of any assignment.

Unfavorable tax consequences, including recognition of taxable income and the imposition of a 10% penalty tax may result from transferring ownership or making an assignment. In addition, Qualified Contracts owned by tax-qualified retirement plans may be subject to mandatory assignment restrictions.
Therefore, you should consult with a qualified tax adviser before transferring your Contract.

CHANGE OF ANNUITANT DESIGNATION

You may designate a new Annuitant before the Annuity Date, but not if a non-natural person owns the Contract.

TEXAS OPTIONAL RETIREMENT PROGRAM

A Contract issued to a participant in the Texas Optional Retirement Program ("ORP") contains an ORP endorsement that amends the Contract to provide that:

 . if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institute of higher education upon its request; and

 . no benefits will be payable, through surrender of the Contract or otherwise, until the participant dies, accepts retirement, terminates employment in all Texas institutions of higher education or attains the age of 70 1/2.

The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation. A participant in the ORP is required to obtain a certificate of termination from the participant's employer before the value of a Contract can be withdrawn.

VOTING RIGHTS

We will vote the shares of the Portfolios held by the Separate Account at regular or special meetings of the Portfolio's shareholders in accordance with instructions received from you and other owners having the voting interest in
the affected Portfolio(s).   We compute the number of votes that an owner has
the right to instruct for a particular Portfolio by dividing the owner's Account Value in that Portfolio by that Portfolio's net asset value per share. We will vote a Portfolio's shares held in our Separate Account for which we do not receive instructions, as well as shares held in our Separate Account that are not attributable to owners in the same proportion as we vote that Portfolio's shares held in the Separate Account for which we have received instructions.

                      SUSPENSION OF PAYMENTS OR TRANSFERS

We reserve the right to suspend or postpone payments for withdrawals or transfers from the Separate Account investment options for any period when:

 .  the New York Stock Exchange is closed;

 .  trading on the New York Stock Exchange is restricted;

 .  an emergency exists that makes it impracticable to dispose of Separate
   Account securities or determine the Separate Account net asset values; or

 . any other period when so ordered by the Securities and Exchange Commission for the protection of Owners.

We reserve the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law, but not for more than six months after we receive the transaction request.

                       DISTRIBUTION AND OTHER AGREEMENTS

First Variable Capital Services, Inc. ("FVCS"), 2122 York Road, Oak Brook, Illinois 60523, acts as distributor of the Contracts. FVCS, our wholly owned subsidiary, was incorporated in Arkansas on July 26, 1991. It is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. FVCS offers the Contracts on a continuous basis.

We and FVCS have agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The commissions payable to a broker-dealer for sales of the Contract may vary with the sales agreement, but are not expected to exceed 7.00% of purchase payments. Broker-dealers may also receive expense allowances, wholesaler fees, bonuses and training fees.

                              FEDERAL TAX MATTERS
GENERAL

BECAUSE OF THE COMPLEXITY OF THE LAW AND BECAUSE TAX RESULTS WILL VARY ACCORDING TO YOUR IDENTITY AND STATUS, YOU SHOULD SEEK INDIVIDUALIZED LEGAL AND TAX ADVICE BEFORE PURCHASING OR TAKING ANY ACTION UNDER A CONTRACT.

We cannot provide a comprehensive description of the federal income tax consequences regarding the Contracts in this prospectus, and special tax rules may apply that we have not discussed herein. Nor does this discussion address any applicable state, local, gift, inheritance, estate, and foreign or other tax laws. This discussion assumes that you, the Contract's owner, are a natural person and a U.S. citizen and resident. Finally, we would caution that the law and the related regulations and interpretations on which we base our tax analysis can change, and such changes can be retroactive.

OUR TAXATION

Under current federal income tax law, the operations of the Separate Account and the Fixed Account do not require us to pay any tax. Thus, we currently impose no charge for our federal income taxes. However, we may decide to charge the Separate Account or Fixed Account for our federal income taxes, if there are changes in federal tax law.

We may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and, accordingly, we do not currently impose a charge for them. If they increase, however, we may impose a charge for such taxes attributable to the Separate Account and/or Fixed Account.

INCOME TAX DEFERRAL ON INCREASES IN ACCOUNT VALUE

In general, an owner of an annuity contract is not taxed on increases in the contract's value until a distribution occurs, either in the form of a lump sum payment or as annuity payments.

Contracts Owned by Other than Natural Persons. If you are a non-natural person, e.g., a corporation, or certain other entities, your Contract will generally not be treated as an annuity contract for federal income tax purposes, and you will be subject to immediate taxation on the increases in your Contract's Account Value. However, this treatment does not apply to Contracts held by a trust or other entity as an agent for a natural person or to Qualified Contracts held by a tax-qualified retirement plan (i.e., a plan that qualifies under section 401, 403(a), 403(b), 408, 408A or 457 of the Code).

Diversification Requirements. The Internal Revenue Code provides that a variable annuity contract will not be treated as an annuity contract under the Code for any period (and any subsequent period) for which the related investments are not adequately diversified. We intend that all Portfolios of the Funds in which your Contract may invest will comply with the diversification requirements. If your Contract did not qualify as an annuity contract, you would be subject to immediate taxation on the increases in your Contract's Account Value. This treatment would apply for the period of non-compliance and subsequently, unless and until we are able to settle the matter with the Internal Revenue Service.
We have no legal obligation to seek or agree to any such settlement, however.

Investment Control. The amount of investment control which you may exercise under a Contract differs in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it held that variable contract owners were not deemed, for federal income tax purposes, to own the related assets held in a separate account by the issuing insurance company. It is possible that these differences, such as your ability to transfer among investment choices or the number and type of investment choices available, would cause you to be taxed as if you were the owner of the Portfolio shares that are attributable to your Contract. In that case, you would be liable for income tax on an allocable portion of any current income and gains realized by the Separate Account, even though you have received no distribution of those amounts.

In the event any forthcoming guidance or ruling by federal income tax authorities sets forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may, result in your being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, we reserve the right to modify your Contract in an attempt to maintain its intended tax treatment.

DISTRIBUTIONS FROM NON-QUALIFIED CONTRACTS

For a lump sum payment received upon surrender of a Contract, or upon a withdrawal of Account Value, you will be taxed on the portion that exceeds your investment in the Contract. The taxable portion is taxed as ordinary income. Amounts that are not received as an annuity payment will be treated as coming first from the earnings and then, only after that income portion is exhausted, as coming from your investment in the Contract.

Penalty tax on Premature Distributions. The taxable portion of a distribution from a Contract may be subject to a 10% penalty tax. However, the penalty is not imposed on amounts received:

 . after you reach age 59 1/2;

 .  after the death of the owner;

 .  if you are totally disabled as defined in Code section 72(m)(7));

 . in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your Beneficiary;

 .  under an immediate annuity; or

 .  that are allocable to purchase payments made before August 14, 1982.

Annuity Payments. For annuity payments, the portion of each payment that exceeds a pre-determined "exclusion amount" is considered taxable income. The exclusion amount is determined:

 . for payments based on a fixed annuity option, by multiplying the payment by the ratio that your investment in the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.

 . for payments based on a variable annuity option, by dividing your investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid.

Payments received after the total of the excludable amounts equals the investment in the Contract are fully taxable. The taxable portion is taxed at ordinary income tax rates.

Death Benefits. The Beneficiary is taxed on the portion of the Death Benefit that exceeds your investment in the Contract. However, if the Beneficiary elects to receive the Death Benefit under an Annuity Option, payments made to the Beneficiary are taxed as annuity payments as discussed above.

Multiple Contracts. Multiple non-qualified annuity contracts issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract when determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from the combined contracts. Owners should consult a tax adviser before purchasing more than one non-qualified annuity contract in a calendar year.

TAX-QUALIFIED RETIREMENT PLANS

This prospectus offers a Contract that may be used under various types of tax-qualified retirement plans. Taxation of participants varies with the type of plan and terms and conditions of each specific qualified plan. The terms and conditions of a plan may restrict the permitted contributions to, and benefits of, a Contract issued to the plan, regardless of the terms and conditions of the Contract itself. Because a retirement plan's contribution limits and distribution and other requirements may not be not incorporated into our administrative procedures, Contract owners, participants and beneficiaries are responsible for determining that transactions with respect to the Contract comply with applicable law.

The tax rules for tax-qualified retirement plans are very complex and will have different applications depending on individual facts and circumstances. For example, Contracts issued under tax qualified retirement plans are generally not transferable, except upon surrender or annuitization. Contract owners, annuitants and beneficiaries should therefor obtain competent tax advice before purchasing a Contract issued under a tax-qualified retirement plan, or engaging in various transactions (i.e., making contributions or taking distributions) in connection with a Contract.

The following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only:

Traditional IRAs and Roth IRAs. Eligible individuals may maintain: (a) an individual retirement account or individual retirement annuity under section 408 of the Code ("Traditional IRA"); and (b) a non-tax deductible individual retirement account or individual retirement annuity under section 408A of the Code ("Roth IRA").

Under applicable limitations, amounts may be contributed to a Traditional IRA that will be deductible from the individual's gross income. The amounts contributed to a Traditional IRA may be reduced if an individual also contributes to a Roth IRA.

Traditional IRAs and Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into a Traditional IRA (An "education IRA" under section 530 of the Code does not qualify for this treatment.). Rollovers may also be made to a Roth IRA, but only from a Traditional IRA or from another Roth IRA. Rollovers from a Traditional IRA to a Roth IRA are subject to immediate federal income taxation.

Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit Sharing Plans. Section 401(a) and 403(a) of the Code permit corporate and self-employed individuals to establish Qualified Plans for themselves and their employees. These retirement plans may permit the purchase of a Contract to provide benefits under the plan. Contributions made to the plan for the benefit of the employees are not included in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Internal Revenue Code places limitations and restrictions on all plans including items such as:

 .  amount of allowable contributions;
 .  form, manner and timing of distributions;
 .  transferability of benefits;
 .  vesting and nonforfeitability of interests;
 .  incidental death benefits;
 . nondiscrimination in eligibility and participation; and . the tax treatment of distributions, withdrawals and surrenders.

403(b) Annuities. Public schools and certain charitable, educational and scientific organizations may purchase "403(b)" or "tax-sheltered annuities" (IRC
Section 501(c)(3)). These qualifying employers may contribute to a Contract for the benefit of their employees. Such contributions are not included in the gross income of the employees until employees receive distributions from the Contracts. Tax-sheltered annuity contributions are limited to certain maximums. Plus, additional restrictions govern such items as transferability, distributions, nondiscrimination and withdrawals.

Section 457 Plans. Government and certain other tax-exempt employers may establish deferred compensation plans for the benefit of their employees that invest in annuity contracts. As in the case of Qualified Plans, limitations and restrictions exist on eligibility, contributions and distributions. Under these Plans, contributions made for the benefit of the employees will not be included in the employee's gross income until distributed from the Plan.

DISTRIBUTIONS FROM QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract (other than a "qualified distribution" from a Roth IRA), a portion of the amount received is taxable. This is generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan.

Roth IRAs. A "qualified distribution" from a Roth IRA is generally not subject to federal income taxation, but can only be made after the assets have been in the Roth IRA for 5 years and the Owner:

 .  reaches age 59 1/2;
 . dies or is disabled (IRC Section 72(m)(7)); or . takes a qualified first-time homebuyer distribution (as defined in section
   72(t)(8) of the Code). Special tax rules may be available for certain other distributions from a Qualified Contract.

Penalty tax on Pre-retirement Distributions. The taxable portion of any distribution from a qualified retirement plan may be subject to a 10% penalty tax. This tax could apply to withdrawals from a Contract issued and qualified under Code sections 401 (Corporate and Self-Employed Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), 408 (Traditional IRAs) or 408A (Roth IRAs - "nonqualified distributions" only). It is not imposed on:

 .  qualified rollovers or permitted direct transfers to a Traditional IRA, a
   Roth IRA, or to another eligible qualified plan;
 .  distributions made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2;
 .  distributions following the death or disability (as defined in section
   72(m)(7) of the Code) of the Owner or Annuitant (as applicable);
 . distributions that are part of substantially equal periodic payments made not less than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary (Qualified Plans other than Traditional IRAs and Roth IRAs require the employee to be separated from service for this exception to apply);
 .  distributions made to the Owner or Annuitant (as applicable) for payment of medical expenses which exceed 7.5% of adjusted gross income;
 .  distributions from a Traditional IRA or from a Roth IRA for payment of health insurance premiums while unemployed, if certain conditions are met;
 . amounts paid from a Traditional IRA and Roth IRA for qualified higher education expenses (IRC Section 72(t)(7) of the Code); and

 . amounts paid from a Traditional IRA or Roth IRA as a qualified first-time homebuyer distribution (IRC Section 72(t)(8) of the Code).

The penalty tax for a Contract issued and qualified under Code sections 401 or 403(b) is also not imposed on:
 .  distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; and . distributions made to an alternate payee pursuant to a qualified domestic relations order.

Generally, distributions from a qualified plan (other than a Roth IRA) must start no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2 or retires, whichever is later. These required distributions must span a period that does not exceed the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

Tax-Sheltered Annuities--Withdrawal Limitations. Withdrawals from contributions made according to a salary reduction agreement are limited to when the Owner:
 .  attains age 59 1/2;
 .  separates from service;
 .  dies;
 . becomes disabled (IRC Section 72(m)(7) of the Code); or . in the case of hardship.

Hardship withdrawals are restricted to the portion of the Owner's Contract Value that represents contributions made by the Owner and do not include investment results.

Withdrawal limitations became effective on January 1, 1989, and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfer between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser about distributions.

FEDERAL INCOME TAX WITHHOLDING

All distributions from your Contract, or portions thereof, that are included in your gross income are subject to federal income tax withholding. We will withhold federal taxes at the rate of 10% from each distribution. However, you may elect not to have taxes withheld or to have taxes withheld at a different rate.

Certain distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, may be subject to a mandatory 20% withholding for federal income tax.

                             ADVERTISING PRACTICES

FIS PRIME MONEY FUND II PORTFOLIO

From time to time, the FIS Prime Money Fund II investment option of the Separate Account may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance.

The "yield" of the FIS Prime Money Fund II investment option refers to the income generated by Account Values in the FIS Prime Money Fund II investment option over a seven-day period (which will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Account Values in the FIS Prime Money Fund II investment option.

The "effective yield" is calculated similarly. However, when annualized, the income earned by Account Values is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable annual contract maintenance charge.

OTHER PORTFOLIOS

From time to time, we may advertise performance data for the Contract's other Portfolios. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment over a period of time, usually a calendar year. It is determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage will reflect the deduction of any asset-based charges and any applicable annual contract maintenance charges under the Contracts.

Advertisements also will include total return figures calculated as described in the Statement of Additional Information. The total return figures reflect the deduction of any applicable annual contract maintenance charges, as well as any asset-based charges.

We may make yield information available, with respect to some of the Portfolios. Such yield information will be calculated as described in the Statement of Additional Information. The yield information will reflect the deduction of any applicable annual contract maintenance charge, as well as any asset-based charges.

We may also show historical Accumulation Unit values in certain advertisements that contain illustrations. These illustrations will be based on Accumulation Unit values for a specific period.

Quotations of standardized total return for any Investment Option will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Investment Option). They will reflect the deduction of a Contract's daily and annual charges, the applicable withdrawal charge, and fees and expenses of the underlying Portfolio. Quotations of non-standardized total return may simultaneously be shown for the periods indicated in the advertisement and may not reflect some or all of these deductions.

Total return performance information for Investment Options may also be advertised based on the historical performance of the Portfolio underlying an Investment Option for periods beginning before the date Accumulation Unit Values were first calculated for Contracts funded in that Investment Option. Any such performance calculation will be based on the assumption that the Investment Option corresponding to the applicable Portfolio was in existence throughout the stated period and that contractual charges and expenses of the Investment Option during the period were equal to those currently assessed under a Contract.

We may also distribute sales literature that compares the percentage change in Accumulation Unit values for any of the Portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies that have investment objectives similar to the Portfolio being compared.

The Standard & Poor's 500 Stock Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange.

The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

We may also distribute sales literature that compares the performance of our variable annuities' Accumulation Unit values with the unit values of variable annuities issued through other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, Morningstar or from the VARDS Report.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data that tracks the performance of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. Our sales literature using these rankings will indicate whether such charges were deducted. Where the charges have not been deducted, the sales literature will indicate that, had the charges been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges.

Morningstar rates each variable annuity investment option against its peers with similar investment objectives. Morningstar does not rate any investment option with fewer than three years of performance data.


                                 OTHER MATTERS

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are included in the Statement of Additional Information.

LEGAL PROCEEDINGS

We are not subject to any material pending legal proceedings nor is the Separate Account or the Distributor.

TRANSFERS BY THE COMPANY

We may, subject to applicable regulatory approvals, transfer obligations under a Contract to another qualified life insurance company under an assumption reinsurance arrangement without the prior consent of the Owner.

                                YEAR 2000 ISSUES

Like other financial and business organizations around the world, we could be adversely affected if our computer systems and those of our service providers do not properly process and calculate date-related information and data from and after January 1, 2000. We have completed an assessment of the Year 2000 impact on our systems, procedures, customers and business processes. At December 31, 1998, our management is satisfied that our main operating systems are Year 2000 compliant. We are currently reviewing our general office systems and contacting our service providers.

We believe that we will complete our Year 2000 project prior to any anticipated impact on our operating systems. The date on which we believe we will complete the Year 2000 project is based on our management's best estimates. Although there can be no guarantee that these estimates will be achieved, our management does not at this time believe that actual results will differ materially from those anticipated. Specific factors that might cause such material differences would most likely result from our service providers.



          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information for the Separate Account and the Contract contains the following information:

            Item                                                PAGE
            ----                                                ----
            First Variable Life Insurance Company............
            Independent Auditors.............................
            Legal Counsel....................................
            Distributor......................................
            Yield Calculation for the FIS Prime Money Fund
             II Investment Option............................
            Calculation of Other Performance Information.....
            Annuity Provisions...............................
               Variable Annuity..............................
               Fixed Annuity.................................
               Annuity Unit..................................
               Mortality and Expense Guarantee...............
            Financial Statements.............................

                             ACCUMULATION UNIT DATA
                 (for a unit outstanding throughout the period)

The following condensed financial information is derived from the financial statements of the Separate Account (Policy Forms 7800 and 20224). The information should be read in conjunction with the financial statements, related notes and other financial information for the Separate Account included in the Statement of Additional Information. The financial statements and report of independent auditors of the Company are also contained in the Statement of Additional Information.

                                          YEAR       YEAR      YEAR      YEAR       YEAR      YEAR       YEAR      YEAR      YEAR
                                          ENDED      ENDED     ENDED     ENDED      ENDED     ENDED      ENDED     ENDED     ENDED
                                        12/31/98   12/31/97  12/31/96  12/31/95   12/31/94  12/31/93   12/31/92  12/31/91  12/31/90
                                       ---------  ---------  --------  ---------  --------  --------   --------  --------  --------
 VIST Growth Sub-Account (1)
  Beginning of Period                 $    25.79   $  21.16  $  17.05   $  12.61  $  12.89  $  11.98   $  13.16  $   9.93   $ 10.00
  End of Period                       $    33.90   $  25.79  $  21.16   $  17.05  $  12.61  $  12.89   $  11.98  $  13.16   $  9.93
  Number of Accum. Units Outstanding     842,634    912,945   834,675    518,976   242,120   187,792    213,353   157,474     6,736
 VIST GROWTH & INCOME SUB-ACCOUNT
  Beginning of Period (5/31/95)       $    15.69 $    12.41  $   11.22   $  10.00
  End of Period                       $    17.39 $    15.69  $   12.41   $  11.22
  Number of Accum. Units Outstanding   1,061,988  1,090,979    755,887    289,200
 VIST HIGH INCOME BOND SUB-ACCOUNT
  Beginning of Period                 $    20.50 $    18.31  $   16.26   $  13.86  $  15.12  $  13.34  $  11.70  $   9.34   $ 10.00
  End of Period                       $    20.83 $    20.50  $   18.31   $  16.26  $  13.86  $  15.12  $  13.34  $  11.70   $  9.34
  Number of Accum. Units Outstanding     697,426    638,290    520,055    309,472   190,699   437,508   337,571   195,048       536
 VIST MATRIX EQUITY SUB-ACCOUNT (2)
   Beginning of Period                $    24.01 $    19.95  $   19.34   $  14.70  $  15.06  $  12.95  $  12.99  $  10.15   $ 10.00
  End of Period                       $    28.67 $    24.01  $   19.95   $  19.34  $  14.70  $  15.06  $  12.95  $  12.99   $ 10.15
  Number of Accum. Units Outstanding     495,732    419,482    466,610    455,859   265,271   211,775   203,350    98,273     6,477

    (1) Prior to May 1, 1997, the Growth Sub-Account was known as the "Common Stock Sub-Account."

    (2) Prior to May 1, 1997, the Matrix Equity Sub-Account was known as the "Tilt Utility Sub-Account" and had different investment policies. Prior to April 1, 1994, the Sub-Account was known as the "Equity Income Division" and had different investment objectives, policies and restrictions.


                  CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                    YEAR        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                                    ENDED       ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                                  12/31/98    12/31/97    12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                                  --------    --------    --------   --------   --------   --------   --------   --------   --------
 VIST MULTIPLE STRATEGIES
  SUB-ACCOUNT
 Beginning of Period             $   24.11  $    20.21   $   17.32   $  13.28   $  14.02   $  12.86   $  12.59   $  10.34   $  10.00
 End of Period                   $   30.92  $    24.11   $   20.21   $  17.32   $  13.28   $  14.02   $  12.86   $  12.59   $  10.34
 Number of Accum. Units
  Outstanding                      812,067     945,148     960,499    795,702    529,845    167,168    169,897    128,348     11,761
 VIST SMALL CAP GROWTH
  SUB-ACCOUNT (1)
 Beginning of Period (5/4/95)    $   16.15  $    16.25   $   12.93   $  10.00
 End of Period                   $   15.45  $    16.15   $   16.25   $  12.93
 Number of Accum. Units
  Outstanding                      642,229     950,606     787,620    278,163
 VIST U.S. GOVERNMENT BOND
  SUB-ACCOUNT
 Beginning of Period             $   16.68  $    15.46   $   15.32   $  12.93   $  13.48   $  12.49   $  11.94   $  10.56   $  10.00
 End of Period                   $   17.73  $    16.68   $   15.46   $  15.32   $  12.93   $  13.48   $  12.49   $  11.94   $  10.56
 Number of Accum. Units
  Outstanding                      265,035     219,362     213,751    222,013    207,710    175,294    175,547    494,291     6,523
 VIST WORLD EQUITY SUB-ACCOUNT
  Beginning of Period            $   17.63  $    16.26  $    14.67   $  11.97   $  11.03   $   9.54   $   9.85   $   9.21   $  10.00
  End of Period                  $   18.27  $    17.63  $    16.26   $  14.67   $  11.97   $  11.03   $   9.54   $   9.85   $   9.21
  Number of Accum. Units
  Outstanding                      925,789   1,075,478   1,054,077    719,094    349,771    151.437     92,431     72,323      5,125
 FIS PRIME MONEY FUND II
  SUB-ACCOUNT (2)
  Beginning of Period            $   12.47  $    12.06  $    11.67   $  11.22   $  10.97   $  10.86   $  10.67   $  10.24   $  10.00
  End of Period                  $   12.91  $    12.47  $    12.06   $  11.67   $  11.22   $  10.97   $  10.86   $  10.67   $  10.24
  Number of Accum. Units
  Outstanding                      369,800     469,571     297,512    406,002    123,042     52,908    309,216    207,448     63,260

     (1) Prior to May 1, 1997, the Small Cap Growth Sub-Account was known as the "Small Cap Sub-Account."

     (2) On January 2, 1997, shares of Federated Prime Money Fund II were substituted for shares of the VIST Cash Management Portfolio. Accumulation Unit Values prior to that date are based on the value of VIST Cash Management Portfolio shares held for the periods shown.

                                     PART B

                             CAPITAL FIVE VA/VISTA
                  FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
                               (the "Contracts")
                                   Issued by
                     FIRST VARIABLE LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION
                                      for
                         FIRST VARIABLE ANNUITY FUND E
                           (the "Separate Account")



This is not a prospectus. You should read this Statement of Additional Information with the prospectus dated May 1, 1999 for the Contract referred to above.

The prospectus concisely sets forth information that you ought to know before investing in a Contract. For a copy of the prospectus, call or write us at 2122 York Road, Oak Brook, IL 60523 (800) 228-1035.


                               TABLE OF CONTENTS

          Item                                              Page
          ----                                              ----
          FIRST VARIABLE LIFE INSURANCE COMPANY............
          INDEPENDENT AUDITORS.............................
          LEGAL COUNSEL...................................
          DISTRIBUTOR......................................
          YIELD CALCULATION FOR THE FIS PRIME MONEY FUND
           II INVESTMENT OPTION............................
          CALCULATION OF OTHER PERFORMANCE INFORMATION.....
          ANNUITY PROVISIONS...............................
           Variable Annuity................................
           Fixed Annuity...................................
           Annuity Unit....................................
           Mortality and Expense Guarantee.................
          FINANCIAL STATEMENTS.............................

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED May 1, 1999.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

You will find information about our company and its ownership in the prospectus.


                             INDEPENDENT AUDITORS

The consolidated financial statements of First Variable Life Insurance Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 and the financial statements of First Variable Life Insurance Company--First Variable Annuity Fund E at December 31, 1998 and 1997 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                                 LEGAL COUNSEL

Our Legal Department reviewed legal matters about the Contracts. Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, advised us on certain matters relating to the federal securities and tax laws.


                                  DISTRIBUTOR

First Variable Capital Services, Inc. ("FVCS") acts as the distributor. FVCS is a wholly owned subsidiary of First Variable Life Insurance Company. The offering is on a continuous basis.


        YIELD CALCULATION FOR FIS PRIME MONEY FUND II INVESTMENT OPTION

The FIS Prime Money Fund II Investment Option of the Separate Account calculates its current yield based upon the seven-day period that ends on the date of calculation. For the seven calendar days ended December 31, 1998, the annualized yield was 3.16% and the effective yield was 3.21%.

To calculate the current yield, we create a hypothetical Contract account with a balance of one Accumulation Unit of this investment option. We determine the net change (exclusive of capital changes) in the value of the Accumulation Unit at the beginning and at the end of the period. Next, we subtract the Annual Contract Maintenance Charge and divide the difference by the value of the hypothetical account at the beginning of the same period to obtain the base period return. We then multiply the result by (365/7) to obtain the current yield.

We calculate the "effective" yield according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on FIS Prime Money Fund II Investment Option assets. Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

You may find yield information useful as you review the performance of the FIS Prime Money Fund II Investment Option and compare it with other investments. However, the yield fluctuates, unlike bank deposits or other investments that
typically pay a fixed yield for a set period.   You should therefor not consider
any yields quoted as a representation of the yield of the FIS Prime Money Fund II Investment Option in the future. Actual yields depend on the type, quality and maturities of the investments held by the Portfolio and changes in the interest rates on such investments, as well as changes in expenses during the period.

                 CALCULATION OF OTHER PERFORMANCE INFORMATION

From time to time, we may advertise standardized performance data as described in the prospectus. These advertisements will include total return figures for the times indicated in the advertisement. Total return figures will reflect the deductions of

 .    1.25% Mortality and Expense Risk Charge,
 .    15% Administrative Charge,
 .    investment advisory fee for the underlying Portfolio being advertised and
 .    any applicable withdrawal charges and Annual Charges (charges for optional riders excluded).

To determine the hypothetical value of a Contract for the time periods described in the advertisement, we will use the Accumulation Unit values for an initial $1,000 purchase payment, and deduct any applicable Annual Contract Maintenance Charges and Withdrawal Charges.

For periods before the date that actual Accumulation Unit Values were first computed for the Contracts, we have derived Accumulation Unit Value performance from the historical performance of the Portfolios. We determine the average annual total return by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the periods described.

Here is the formula used in these calculations:

                             [P x (1+T)/n/] = ERV

P = a hypothetical initial payment of $1,000    T = average annual total return
N = number of years                             ERV = Ending Redeemable Value of
                                                a hypothetical $1,000 payment
                                                made at the beginning of the
                                                applicable periods.

The standardized average annualized total returns as of December 31, 1998, for 1 year, 3 years, 5 years, 10 years and for the life of the Separate Account investment option are listed below:

                                CAPITAL FIVE VA

                                                                                        Since Sub-Account
Separate Account Investment Option                    1 Year              3 Years            Inception
----------------------------------                    ------            -----------     -----------------
VIST Small Cap Growth (inception 5/4/95)              -10.65%               4.70%            12.08%
VIST World Equity (inception 6/10/88)                  -2.73                6.21%            13.08%
VIST Growth (inception 5/1/87)                         25.06%              24.73%            29.15%
VIST Matrix Equity (inception 6/16/88)                 13.06%              12.61%            24.60%
VIST Growth & Income (inception 5/31/95)                4.49%              14.55%            15.92%
VIST Multiple Strategies (inception 5/5/87)            20.98%              20.22%            26.63%
VIST High Income Bond (inception 6/1/87)               -4.76%               7.26%             8.44%
VIST US Govt. Bond (inception 5/27/87)                  -.08%               3.55%             6.99%
FIS Prime Money Fund II (1)                            -2.88%               1.94%             3.47%

(1) On December 3, 1997, we substituted shares of FIS Prime Money Fund II for shares of the VIST Cash Management Portfolio. Calculations before that date are based on the value of VIST Cash Management Portfolio shares held for the periods shown.

                                     VISTA

                                                                                               Since Sub-Account
                                                                                               -----------------
Separate Account Investment Option                1 Year       3 Years             5 Years         Inception
----------------------------------                ------       -------             -------         ---------
VIST Small Cap Growth (inception 5/4/95)          -13.31%       5.52%                N/A            5.307%
VIST World Equity (inception 6/10/88)               0.03%       7.00%              10.57%            7.44%
VIST Growth (inception 5/1/87)                     27.76%      25.30%              21.29%           15.73%
VIST Matrix Equity (inception 6/16/88)             15.76%      13.51%              13.70%           13.42%
VIST Growth & Income (inception 5/31/95)           12.72%      15.23%                N/A             6.81%
VIST Multiple Strategies (inception 5/5/87)        23.68%      20.84%              17.10%           14.46%
VIST High Income Bond (inception 6/1/87)           -2.06%       8.04%               6.56%            9.15%
VIST US Govt. Bond (inception 5/27/87)              2.62%       4.37%               5.57%            7.05%
FIS Prime Money Fund II (1)                         -.18%       2.80%               3.24%            3.04%

The standardized average annualized total returns as of December 31, 1998, for 1 year, 3 years, 5 years and 10 years and the Portfolios inception, based on the historical performance of the Portfolios as listed below:

                                CAPITAL FIVE VA

                                                                                          Since Portfolio
Separate Account Investment Option              1 Year   3 Years   5 Years   10 Years        Inception
----------------------------------              -------  --------  --------  ---------  -------------------
VIST Small Cap Growth (inception 5/4/95)        -10.65      4.70%      N/A        N/A            12.57%
VIST World Equity (inception 6/10/88)            -2.73      6.21%     7.71%      7.31%            6.48%
VIST Growth (inception 5/1/87)                   25.06     24.73%    18.57%     15.95%           14.66%
VIST Matrix Equity (inception 6/16/88)           13.06     12.81%    10.88%     13.11%           12.79%
VIST Growth & Income (inception 5/31/95)          4.49%    14.55%      N/A        N/A            16.85%
VIST Multiple Strategies (inception 5/5/87)      20.98%    20.22%    14.32%     14.05%           11.83%
VIST High Income Bond (inception 6/1/87)         -4.76%     7.26%     3.65%      8.76%            8.44%
VIST US Govt. Bond (inception 5/27/87)            -.08%     3.53%     2.66%      7.24%            6.99%
FIS Prime Money Fund II (1)                      -2.88%     1.94%     0.25%      3.66%            3.90%
AIM V.I. Capital Appreciation (inception 5/5/93) 10.83%    10.30%    12.76%       N/A            17.30%
AIM V.I. Growth (inception 5/5/93)               25.65%    19.72%    16.97%       N/A            19.40%
ACS V.P. Value (inception 5/1/96)                -3.66%      N/A       N/A        N/A            14.47%
BT Equity 500 Index (inception 10/1/97)          20.24%      N/A       N/A        N/A            22.78%
BT Small Cap Index (inception 8/25/97)          -10.65%      N/A       N/A        N/A            -3.54%
LA Growth & Income (inception 12/11/89)           4.35%    12.38%    13.04%       N/A            14.70%
MFS New Discovery Series (inception 5/1/98)        N/A       N/A       N/A        N/A             0.73%
MFS Growth with Income Series (inception
10/9/95)                                         13.85%    19.01%      N/A        N/A            24.51%
FT International Fund - Class 2 (inception
5/1/97)                                           0.61%      N/A      7.27%       N/A            12.63%

                                     VISTA

                                                                                          Since Portfolio
                                                                                          ---------------
Separate Account Investment Option              1 Year   3 Years   5 Years   10 Years        Inception
----------------------------------              -------  --------  --------  ---------    ---------------
VIST Small Cap Growth (inception 5/4/95)        -13.31%     5.52%      N/A        N/A            12.57%
VIST World Equity (inception 6/10/88)            -0.03%     7.00%    10.57%      7.31%            6.48%
VIST Growth (inception 5/1/87)                   27.76%    25.30%    21.29%     15.95%           14.66%
VIST Matrix Equity (inception 6/16/88)           15.76%    13.51%    13.70%     13.11%           12.79%
VIST Growth & Income (inception 5/31/95)         12.72%    15.23%      N/A        N/A            16.85%
VIST Multiple Strategies (inception 5/5/87)      23.68%    20.84%    17.10%     14.05%           11.83%
VIST High Income Bond (inception 6/1/87)         -2.06%     8.04%     6.56%      8.76%            8.44%
VIST US Govt. Bond (inception 5/27/87)            2.62%     4.37%     5.57%      7.24%            6.99%
FIS Prime Money Fund II (1)                      -0.18%     2.80%     3.24%      3.66%            3.90%
AIM V.I. Capital Appreciation (inception 5/5/93) 13.83%    13.30%    15.76%       N/A            17.30%
AIM V.I. Growth (5/5/93)                         28.65%    22.72%    19.97%       N/A            19.40%
ACS V.P. Value (5/1/96)                          -0.66%      N/A       N/A        N/A            14.47%
BT Equity 500 Index (10/1/97)                    23.24%      N/A       N/A        N/A            22.78%
BT Small Cap Index (8/25/97)                     -7.65%      N/A       N/A        N/A            -3.54%
LA Growth & Income (12/11/89)                     7.35%    15.38%    16.04%       N/A            14.70%
MFS New Discovery Series (5/1/98)                  N/A       N/A       N/A        N/A             0.73%
MFS Growth with Income Series (10/9/95)          16.85%    22.01%      N/A        N/A            24.51%
FT International Fund - Class 2 (5/1/97)          3.61%      N/A     10.27%       N/A            12.63%

We may also advertise non-standardized performance information that does not include withdrawal charges. The non-standardized average annualized total returns as of December 31, 1998 for 1 year, 3 years, 5 years, 10 years and Portfolio Inception based on the historical performance of the Portfolios are listed below:

                            CAPITAL FIVE VA & VISTA

                                                                                             Since Portfolio
                                                                                            ----------------
Separate Account Investment Option               1 Year   3 Years   5 Years   10 Years          Inception
----------------------------------               -------  --------  --------  ---------        ------------
VIST Small Cap Growth (inception 5/4/95)           4.27%     6.12%      N/A        N/A              12.64%
VIST World Equity (inception 6/10/88)              3.65%     7.59%    10.78%      7.38%              6.55%
VIST Growth (inception 5/1/87)                    31.44%    25.73%    21.64%     16.02%             14.73%
VIST Matrix Equity (inception 6/16/88)            19.43%    14.03%    13.95%     13.18%             12.86%
VIST Growth & Income (inception 5/31/95)          10.87%    15.74%      N/A        N/A              16.92%
VIST Multiple Strategies (inception 5/5/87)       27.36%    21.30%    17.39%     14.12%             11.90%
VIST High Income Bond (inception 6/1/87)           1.61%     8.62%     6.72%      8.83%              8.51%
VIST US Govt. Bond (inception 5/27/87)             6.29%     4.98%     5.73%      7.31%              7.06%
FIS Prime Money Fund II                            3.59%     3.43%     3.32%      3.73%              3.97%
AIM V.I. Capital Appreciation (5/5/93)            17.90%    15.37%    15.83%       N/A              17.37%
AIM V.I. Growth (5/5/93)                          32.72%    24.79%    20.04%       N/A              19.47%
ACS V.P. Value (5/1/96)                            3.41%      N/A       N/A        N/A              14.54%
BT Equity 500 Index (10/1/97)                     27.31%      N/A       N/A        N/A              22.85%
BT Small Cap Index (8/25/97)                      -3.58%      N/A       N/A        N/A              -3.47%
LA Growth & Income (12/11/89)                     11.42%    17.45%    16.11%       N/A              14.77%
MFS New Discovery Series (5/98)                     N/A       N/A       N/A        N/A               0.80%
MFS Growth with Income Series (10/9/95)           20.92%    24.08%      N/A        N/A              24.58%
FT International Fund - Class 2 (5/1/97)           7.68%      N/A     10.34%       N/A              12.70%

            CALCULATION OF OTHER PERFORMANCE INFORMATION (CONTINUED)

In addition to total return data, we may include yield information in our advertisements. For each Investment Option (other than the Federated Prime Money Fund II Investment Option) for which we advertise yield, we will show a yield quotation based on a 30-day (or one month) period ended on the date of the most recent balance sheet of the Separate Account. We compute it by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

a = Net investment income earned during the period by the Portfolio attributable to shares owned by the Separate Account investment option.
b =   Expenses accrued for the period (net of reimbursements).
c = The average daily number of Accumulation Units outstanding during the period.
d = The maximum offering price per Accumulation Unit on the last day of the period.

The investment results of each Separate Account investment option will fluctuate over time. Any presentation of a Separate Account investment option's total return for any period should not be considered as a representation of future performance.

                               ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments that:

 . are not predetermined as to dollar amount; and . will vary in amount with the net investment results of the Separate Account investment option(s) selected.

At the Annuity Date, we will apply your Account Value in each Separate Account investment option to the applicable Annuity table shown in your Contract to determine the dollar amount of the initial Annuity payment. The Annuity table we use depends on the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide an initial Annuity payment greater than that guaranteed under the same Annuity Option table under your Contract, we will make the greater payment.

We next determine the number of "Annuity Units" for future payments from that Separate Account investment option. To do this, we divide the dollar amount of the initial Annuity payment by the applicable Annuity Unit value for that investment option as of the Annuity Date. The number of Annuity Units remains fixed during the Annuity Payment period.

Each month after the Annuity Date, we multiply the previously determined number of Annuity Units by the applicable Separate Account investment option's Annuity Unit value. (We use the Annuity Unit value at the end of the last Business Day of the month preceding the month for which the payment is due.) This will be the dollar amount of the current Annuity payment from that Separate Account investment option. The total dollar amount of each variable Annuity payment is the sum of all amounts payable from the selected Separate Account investment options.

FIXED ANNUITY

A fixed annuity is a series of payments made after the Annuity Date that we guarantee as to dollar amount. Fixed annuity payments do not vary with the investment experience of the Separate Account.

At the Annuity Date, we will apply your Account Value in the Fixed Account to the applicable Annuity table shown in your Contract to determine the dollar amount of each "fixed" Annuity payment. (We use your Account Value in the Fixed Account as of the day immediately before the Annuity Date ).

ANNUITY UNIT

The initial value of an Annuity Unit for each Separate Account investment option was arbitrarily set at $10. After that, the Annuity Unit value for that Separate Account investment option is determined at the end of each Business Day.

We determine an Annuity Unit's value by:

 . calculating the assets of the applicable Separate Account investment option that are attributable to Annuity Units;

 . subtracting any unpaid daily and annual charges for the Contracts that are attributable to that investment option;

 . subtracting (or adding) any charges (or credits) for taxes that we have reserved for that investment option;

 . dividing the remainder by the number of then outstanding Annuity Units in that investment option; and

 . multiplying the result by a factor that neutralizes the assumed investment rate of 4% contained in the Contract's annuity tables.

The value of an Annuity Unit will increase or decrease from Business Day to Business Day, and will differ depending on the Separate Account investment options selected.

MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity payment after the Annuity Date will not be affected by variations in our mortality or expense experience.

                              FINANCIAL STATEMENTS

The consolidated financial statements of First Variable Life Insurance Company included herein should be considered only as bearing upon our ability to meet our obligations under the Contracts.

                             INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports dated February 2, 1999 with respect to the consolidated financial statements of First Variable Life Insurance Company and March 18, 1999 with respect to the financial statements of First Variable Life Insurance Company - First Variable Annuity Fund E, in Post-Effective Amendment No. 11 to the Registration Statement (form N-4 No. 33-35749) and related Prospectus of First Variable Life Insurance Company.


                                            /s/Ernst & Young


                                            -------------------------

Chicago, Illinois
April 27, 1999

                              Financial Statements

                    First Variable Life Insurance Company--
                         First Variable Annuity Fund E

                          Year ended December 31, 1998
                      with Report of Independent Auditors

                    First Variable Life Insurance Company--
                         First Variable Annuity Fund E

                              Financial Statements

                          Year ended December 31, 1998



                                    Contents

Report of Independent Auditors.................................  1

Financial Statements

Statement of Assets, Liabilities, and Contract Owners' Equity..  2
Statement of Operations........................................  3
Statements of Changes in Contract Owners' Equity...............  4
Notes to Financial Statements..................................  6

                        Report of Independent Auditors


To the Board of Directors of First Variable Life Insurance Company and Contract
 Owners of First Variable Annuity Fund E

We have audited the accompanying statement of assets, liabilities, and contract owners' equity of First Variable Life Insurance Company First Variable Annuity Fund E as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of First Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1998 by correspondence with Variable Investors Series Trust and Federated Insurance Series Trust. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Variable Life Insurance Company First Variable Annuity Fund E at December 31, 1998, the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



March 18, 1999

                    First Variable Life Insurance Company -
                              Separate Account VL

         Statement of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 1998

                                                                        Federated                       High
                                                                          Prime                        Income       Multiple
                                                                          Money         Growth          Bond       Strategies
                                                             Total       Fund II       Division       Division      Division
                                                         --------------------------------------------------------------------
Assets
Investments in Variable Investors Series Trust
  at net asset value (cost $187,047,144)                 $189,876,015   $       --   $41,208,914  $ 19,827,645    $37,628,235
Investments in Federated Prime Money Fund II
  at net asset value (cost $8,850,552)                      8,850,552    8,850,552            --            --             --
Receivable from First Variable Life Insurance
  Company                                                      23,035           --         2,758           254          9,158
                                                         --------------------------------------------------------------------
Total assets                                             $198,749,602   $8,850,552   $41,211,672   $19,827,899    $37,637,393
                                                         ====================================================================

Liabilities
Payable to First Variable Life Insurance Company         $     63,967   $   35,129   $        --   $        --    $        --

Contract owners' equity
Annuity contracts in payment period                           214,189      180,828        24,453         8,908             --
Variable annuity contract owners' equity                 198,471,446    8,634,595    41,187,219    19,818,991     37,637,393
                                                         --------------------------------------------------------------------
Total contract owners' equity                            $198,685,635    8,815,423    41,211,672    19,827,899     37,637,393
Total liabilities and contract owners' equity            $198,749,602   $8,850,552   $41,211,672   $19,827,899    $37,637,393
                                                         ====================================================================


                                                                   U.S.                                 Small
                                                    Matrix      Government      World      Growth &      Cap
                                                    Equity         Bond         Equity      Income      Growth
                                                   Division      Division      Division    Division    Division
                                                  ----------------------------------------------------------------
Assets
Investments in Variable Investors Series Trust
  at net asset value (cost $187,047,144)          $19,566,570   $13,063,728   $21,249,698 $24,822,360 $12,508,865
Investments in Federated Prime Money Fund II
  at net asset value (cost $8,850,552)                     --            --            --          --          --
Receivable from First Variable Life Insurance
  Company                                               7,055            --            --       3,810          --
                                                  ----------------------------------------------------------------
Total assets                                      $19,573,625   $13,063,728  $21,249,698  $24,826,170 $12,508,865
                                                  ================================================================
Liabilities
Payable to First Variable Life Insurance Company  $        --   $     7,417  $    17,207  $        -- $     4,214

Contract owners' equity
Annuity contracts in payment period                        --            --           --           --          --
Variable annnuity contract owners' equity          19,573,625    13,056,311   21,232,491   24,876,170  12,504,651
                                                  ----------------------------------------------------------------
Total contract owners' equity                      19,573,625    13,056,311   21,232,491   24,826,170  12,504,651
                                                  ----------------------------------------------------------------
Total liabilities and contract owners' equity     $19,573,625   $13,063,728  $21,249,698  $24,826,170 $12,508,865
                                                  ================================================================

See accompanying notes.

                     First Variable Life Insurance Company -
                         First Variable Annuity Fund E

                            Statement of Operations

                         Year ended December 31, 1998


                                                                        Federated                        High
                                                                          Prime                         Income        Multiple
                                                                          Money         Growth           Bond        Strategies
                                                            Total        Fund II       Division        Division       Division
                                                       -------------------------------------------------------------------------
Investment income:
  Dividends                                              $13,238,943     $497,442     $ 4,629,122     $1,559,125     $2,335,245

Expenses:
 Fees paid to First Variable Life Insurance Company
   --Risk and administrative charges                       2,495,826      129,264         470,454        257,253        446,776
                                                       -------------------------------------------------------------------------
Net investment income (loss)                              10,743,117      368,178       4,158,668      1,301,872      1,888,469

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on Variable Investors
    Series Trust shares redeemed                          14,293,220           --       7,112,929        533,356      4,599,401
  Net unrealized appreciation (depreciation)
    on investments during the year                          (456,962)          --      (1,318,859)    (1,484,495)     1,734,525
                                                       -------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                        13,836,258           --       5,794,070       (951,139)     6,333,926
                                                       -------------------------------------------------------------------------
Net increase (decrease) in contract owners'
    equity resulting from operations                     $24,579,375     $368,178     $ 9,952,738     $  350,733     $8,222,395
                                                       =========================================================================

                                                                              U.S.                                        Small
                                                              Matrix       Government       World        Growth &          Cap
                                                              Equity          Bond         Equity         Income         Growth
                                                             Division       Division      Division       Division       Division
                                                          -----------------------------------------------------------------------
Investment income:
  Dividends                                                 $1,015,411      $744,765    $1,731,526      $  726,307     $     --

Expenses:
 Fees paid to First Variable Life Insurance Company
   --Risk and administrative charges                           223,848       129,155       306,594         343,087       189,395
                                                          -----------------------------------------------------------------------
Net investment income (loss)                                   791,563       615,610     1,424,932         383,220      (189,395)

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on Variable Investors
    Series Trust shares redeemed                               872,436       258,304      (384,016)      2,072,741      (771,931)
  Net unrealized appreciation (depreciation)
    on investments during the year                           1,260,326      (344,581)      (62,724)       (808,198)      567,044
                                                          -----------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                           2,132,762       (86,277)     (446,740)      1,264,543      (204,887)
                                                          -----------------------------------------------------------------------
Net increase (decrease) in contract owners'
    equity resulting from operations                        $2,924,325      $529,333    $  978,192      $1,647,763     $(394,282)
                                                          =======================================================================

See accompanying notes.

                    First Variable Life Insurance Company--
                         First Variable Annuity Fund E

                Statements of Changes in Contract Owners' Equity

                    Periods ended December 31, 1998 and 1997


                                                                                                 Federated                Cash
                                                                                                Prime Money            Management
                                                                       Total                      Fund II               Division
                                                                 1998          1997         1998         1997/(1)/        1997
                                                            ---------------------------------------------------------------------
Operations
Net investment income                                       $ 10,743,117  $ 13,847,091  $   368,178    $   414,356   $        --
Realized gain on Variable Investors
  Series Trust shares redeemed                                14,293,220     8,899,088           --             --            --
Net unrealized appreciation (depreciation)
  on investments during the period                              (456,962)   (1,368,372)          --             --            --
                                                            ---------------------------------------------------------------------
Net increase in contract owners' equity
  resulting from operations                                   24,579,375    21,377,807      368,178        414,356            --

From contract owner transactions
Net proceeds from sale or transfer of
  accumulation units                                          45,778,240    29,757,747    8,682,394     12,489,583    (6,961,706)
Cost of accumulation units terminated and
  exchanged                                                  (41,929,218)  (18,690,446)  (9,536,847)     3,567,112            --
                                                            ---------------------------------------------------------------------
Increase (decrease) in contract owners' equity
 from contract owner transactions                              3,849,022    11,067,301     (854,453)     8,922,471    (6,961,706)
                                                            ---------------------------------------------------------------------
Increase (decrease) in contract owners' equity                28,428,397    32,445,108     (486,275)     9,336,827    (6,961,706)
Contract owners' equity at beginning of period               170,321,205   137,876,097    9,336,827             --     6,961,706
                                                            ---------------------------------------------------------------------
Contract owners' equity at end of period                    $198,749,602  $170,321,205  $ 8,850,552    $ 9,336,827   $        --
                                                            =====================================================================

                                                                       Growth                   High Income
                                                                      Division                 Bond Division
                                                                1998           1997          1998        1997
                                                             ----------------------------------------------------
Operations
Net investment income                                        $ 4,158,668    $ 2,248,848  $ 1,301,872  $  $879,975
Realized gain on Variable Investors
  Series Trust shares redeemed                                 7,112,929      3,302,662      533,356      472,791
Net unrealized appreciation (depreciation)
  on investments during the period                            (1,318,859)       219,193   (1,484,495)     222,004
                                                             ----------------------------------------------------
Net increase in contract owners' equity
  resulting from operations                                    9,952,738      5,770,703      350,733    1,574,770

From contract owner transactions
Net proceeds from sale or transfer of
  accumulation units                                           4,781,700      4,963,450    5,374,821    2,901,716
Cost of accumulation units terminated and
  exchanged                                                   (5,858,088)    (4,311,406)  (2,355,028)      82,682
                                                             ----------------------------------------------------
Increase (decrease) in contract owners' equity
 from contract owner transactions                             (1,076,388)       652,044    3,019,793    2,984,398
                                                             ----------------------------------------------------
Increase (decrease) in contract owners' equity                 8,876,350      6,422,747    3,370,526    4,559,168
Contract owners' equity at beginning of period                32,335,322     25,912,575   16,457,373   11,898,205
                                                             ----------------------------------------------------
Contract owners' equity at end of period                     $41,211,672    $32,335,322  $19,827,899  $16,457,373
                                                             ====================================================

/(1)/ From commencement of operations, January 2, 1997

                    First Variable Life Insurance Company -
                         First Variable Annuity Fund E

         Statements of Changes in Contract Owners' Equity (continued)

                   Periods ended December 31, 1998 and 1997


                                                               Multiple Strategies            Matrix Equity
                                                                    Division                     Division
                                                               1998           1997         1998           1997
                                                           -------------------------------------------------------
Operations
Net investment income (loss)                                $ 1,888,469   $ 2,132,586   $   791,563   $ 2,884,776
Realized gain (loss) on Variable Investors Series
  Trust shares redeemed                                       4,599,401     2,381,747       872,436       686,314

Net unrealized appreciation (depreciation) on
  investments during the period                               1,734,525       635,135     1,260,326    (1,296,817)
                                                           -------------------------------------------------------
Net increase (decrease) in contract owners' equity
  resulting from operations                                   8,222,395     5,149,468     2,924,325     2,274,273


From contract owner transactions
Net proceeds from sale or transfer of accumulation
  units                                                       3,898,136     3,127,507     5,265,161     1,033,568

Cost of accumulation units terminated and exchanged          (5,723,614)   (4,191,961)   (1,852,605)   (2,700,078)
                                                           -------------------------------------------------------
Increase (decrease) in contract owners' equity
  from contract owner transactions                           (1,825,478)   (1,064,454)    3,412,556    (1,666,510)
                                                           -------------------------------------------------------

Increase (decrease) in contract owners' equity                6,396,917     4,085,014     6,336,881       607,763
Contract owners' equity at beginning of period               31,240,476    27,155,462    13,236,744    12,628,981
                                                           -------------------------------------------------------
Contract owners' equity at end of period                    $37,637,393   $31,240,476   $19,573,625   $13,236,744
                                                           =======================================================

                                                               U.S. Government Bond            World Equity
                                                                     Division                    Division
                                                               1998           1997         1998           1997
                                                           -------------------------------------------------------
Operations
Net investment income (loss)                               $    615,610   $   396,715   $ 1,424,932   $ 3,089,382
Realized gain (loss) on Variable Investors Series
  Trust shares redeemed                                         258,304        15,441      (384,016)      978,969

Net unrealized appreciation (depreciation) on
  investments during the period                                (344,581)      115,355       (62,724)   (2,246,616)
                                                           -------------------------------------------------------

Net increase (decrease) in contract owners' equity
  resulting from operations                                     529,333       527,511       978,192     1,821,735


From contract owner transactions
Net proceeds from sale or transfer of accumulation
  units                                                       5,939,476       664,812     1,306,839     2,087,308

Cost of accumulation units terminated and exchanged          (1,173,648)   (1,034,432)   (3,800,525)   (2,919,066)
                                                           -------------------------------------------------------

Increase (decrease) in contract owners' equity
  from contract owner transactions                            4,765,828      (369,620)   (2,493,686)     (831,758)
                                                           -------------------------------------------------------

Increase (decrease) in contract owners' equity                5,295,161       157,891    (1,515,494)      989,977
Contract owners' equity at beginning of period                7,768,567     7,610,676    22,765,192    21,775,215
                                                           -------------------------------------------------------
Contract owners' equity at end of period                   $ 13,063,728   $ 7,768,567   $21,249,698   $22,765,192
                                                           =======================================================

                                                                Growth & Income             Small Cap Growth
                                                                    Division                    Division
                                                               1998           1997         1998           1997
                                                           -----------------------------------------------------
Operations
Net investment income (loss)                               $   383,220   $ 1,443,555  $  (189,395)  $   356,898
Realized gain (loss) on Variable Investors Series
  Trust shares redeemed                                      2,072,741       585,338     (771,931)      475,826

Net unrealized appreciation (depreciation) on
  investments during the period                               (808,198)    1,514,112      567,044      (530,738)
                                                           -----------------------------------------------------

Net increase (decrease) in contract owners' equity
  resulting from operations                                  1,647,763     3,543,005     (394,282)      301,986


From contract owner transactions
Net proceeds from sale or transfer of accumulation
  units                                                      9,202,472     4,199,159    1,327,241     5,252,350

Cost of accumulation units terminated and exchanged         (5,983,494)    1,942,466   (5,645,369)   (1,991,539)
                                                           -----------------------------------------------------

Increase (decrease) in contract owners' equity
  from contract owner transactions                           3,218,978     6,141,625   (4,318,128)    3,260,811
                                                           -----------------------------------------------------

Increase (decrease) in contract owners' equity               4,866,741     9,684,630   (4,712,410)    3,562,797
Contract owners' equity at beginning of period              19,959,429    10,274,799   17,221,275    13,658,478
                                                           -----------------------------------------------------
Contract owners' equity at end of period                   $24,826,170   $19,959,429  $12,508,865   $17,221,275
                                                           =====================================================

See accompanying notes.

                   First Variable Life Insurance Company --
                         First Variable Annuity Fund E

                         Notes to Financial Statements

                          Year ended December 31, 1998


1. Organization

First Variable Annuity Fund E (the Fund) is a segregated account of First Variable Life Insurance Company (First Variable Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Eight of the nine investment divisions of the Fund are invested solely in the shares of the eight corresponding portfolios of the Variable Investors Series Trust (the Trust), a no-load, diversified, open-end, series management investment company registered under the 1940 Act. The remaining investment division, formerly the Cash Management Division of the Trust, is invested in the Federated Prime Money Fund II (Federated), a portfolio of Federated Insurance Series Trust, an open end management investment company. First Variable Life liquidated its investment in the Cash Management Division on January 2, 1997. Under applicable insurance law, the assets and liabilities of the Fund are clearly identified and distinguished from the other assets and liabilities of First Variable Life. The Fund cannot be charged with liabilities arising out of any other business of First Variable Life.

First Variable Life is a wholly owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is a wholly owned subsidiary of Irish Life, plc. (Irish
Life) of Dublin, Ireland. First Variable Life is domiciled in the State of Arkansas.

The assets of the Fund are not available to meet the general obligations of First Variable Life or ILoNA, and are held for the exclusive benefit of the contract owners participating in the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments

The investments in shares of the Trust and Federated are stated at the net asset value, which approximates fair value, per share of the respective portfolios of the Trust and Federated. Investment transactions are accounted for on the date the shares are purchased

                    First Variable Life Insurance Company--
                         First Variable Annuity Fund E

                   Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

or sold. The cost of shares sold and redeemed is determined on the first in, first out method. Dividends and capital gain distributions received from the Trust and Federated are reinvested in additional shares of the Trust and Federated and are recorded as income by the Fund on the ex-dividend date.

Federal Income Taxes

For federal income tax purposes, operations of the Fund are combined with those of First Variable Life, which is taxed as a life insurance company. First Variable Life anticipates no tax liability resulting from the operations of the Fund. Therefore, no provision for income taxes has been charged against the Fund.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  Investments

The following table presents selected data for investments in each of the Portfolios of the Trust and Federated at December 31, 1998:

                                  Number of                       Net Asset
                                   Shares            Cost           Value
                             --------------------------------------------------
Federated Prime Money Fund II     8,850,552      $  8,850,552    $  8,850,552
Growth Portfolio                  1,005,002        40,004,973      41,208,914
High Income Bond Portfolio        2,163,305        21,120,533      19,827,645
Multiple Strategies Portfolio     2,194,916        35,267,861      37,628,235
Matrix Equity Portfolio           1,196,507        18,875,447      19,566,570
U.S. Government Bond Portfolio    1,265,595        13,602,096      13,063,728
World Equity Portfolio            1,560,352        22,421,844      21,249,698
Growth & Income Portfolio         1,560,895        23,936,783      24,822,360
Small Cap Growth Portfolio          828,870        11,817,607      12,508,865
                                               --------------------------------
Totals                                           $195,897,696    $198,726,567
                                               ================================

                    First Variable Life Insurance Company--
                         First Variable Annuity Fund E

                   Notes to Financial Statements (continued)


4.  Variable Annuity Contract Owners' Equity

Variable annuity contract owners' equity at December 31, 1998, consists of the following:

                                         Accumulation    Accumulation
                                            Units         Unit Value        Equity
                                   -------------------------------------------------
Vista l and Vista 2 policies
Federated Prime Money Fund II Division     147,317        16.005010     $  2,357,814
Growth Division                            135,414        43.675995        5,914,343
High Income Bond Division                   50,106        26.118041        1,308,674
Multiple Strategies Division               208,688        37.168910        7,756,722
Matrix Equity Division                      64,747        37.650817        2,437,782
U.S. Government Bond Division              116,243        21.812200        2,535,508
World Equity Division                      131,597        20.319037        2,673,919
Growth & Income Division                    26,886        17.485140          470,102
Small Cap Growth Division                   40,864        15.505965          633,629
                                                                        ------------
Subtotal                                                                  26,088,493

Cap Five and Vista policies
Federated Prime Money Fund II
 Division                                  369,800        12.909533        4,773,951
Growth Division                            842,634        33.895612       28,561,591
High Income Bond Division                  697,426        20.830072       14,527,430
Multiple Strategies Division               812,067        30.916582       25,106,329
Matrix Equity Division                     495,732        28.672354       14,213,793
U.S. Government Bond Division              265,035        17.726046        4,698,021
World Equity Division                      925,789        18.274482       16,918,317
Growth & Income Division                 1,061,988        17.391289       18,469,338
Small Cap Growth Division                  642,229        15.454384        9,925,250
                                                                        ------------
Subtotal                                                                 137,194,020

FPA 2 policies
Growth Division                             21,151        49.191328        1,040,430

                   First Variable Life Insurance Company --
                         First Variable Annuity Fund E

                   Notes to Financial Statements (continued)


4. Variable Annuity Contract Owners' Equity (continued)

                                      Accumulation    Accumulation
                                         Units         Unit Value       Equity
                                      ------------------------------------------
Cap No Load and Cap Six policies
Federated Prime Money Fund II
 Division                                135,376       11.101139    $  1,502,830

Growth Division                          282,153       20.098484       5,670,855
High Income Bond Division                306,492       12.995091       3,982,887
Multiple Strategies Division             264,274       18.065897       4,774,342
Matrix Equity Division                   186,146       15.697602       2,922,050
U.S. Government Bond Division            490,078       11.881327       5,822,782
World Equity Division                    129,010       12.714210       1,640,255
Growth & Income Division                 358,265       16.431215       5,886,730
Small Cap Growth Division                157,939       12.319756       1,945,772
                                                                    ------------
Subtotal                                                              34,148,503
                                                                    ------------
                                                                    $198,471,446
                                                                    ============

5. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of Trust and Federated shares by the Fund during the year ended December 31, 1998 are shown below:

                                                    Purchases        Sales
                                                   ---------------------------
Federated Prime Money Fund II Portfolio            $ 34,798,600   $ 35,718,708
Growth Portfolio                                     33,307,219     30,219,647
High Income Bond Portfolio                           21,794,069     17,463,190
Multiple Strategies Portfolio                        24,688,183     24,640,297
Matrix Equity Portfolio                              15,007,396     10,807,665
U.S. Government Bond Portfolio                       16,415,963     10,930,228
World Equity Portfolio                               22,152,746     23,188,143
Growth & Income Portfolio                            19,133,986     15,576,000
Small Cap Growth Portfolio                            9,850,077     14,265,778
                                                   ---------------------------
                                                   $197,148,239   $182,809,656
                                                   ===========================

                   First Variable Life Insurance Company --
                         First Variable Annuity Fund E

                   Notes to Financial Statements (continued)


6. Expenses

As more fully disclosed in the prospectus, First Variable Life charges the Fund, based on the value of the Fund, various charges. For FPA 2 policies, First Variable Life charges at an annual rate of .6% for mortality risks, .15% for distribution expense risks, and .40% for administrative expense risks. First Variable Life charges the Fund, based on the value of the Fund, at an annual rate of .75% for mortality expense risks, and .50% for administrative expense risks, on Vista 1 and Vista 2 policies. First Variable Life charges the Fund, based on the value of the Fund, at an annual rate of .85% for mortality risks,
 .40% for expense risks, and .15% for administrative charges on Cap Five and Vista policies. First Variable Life charges the Fund, based on the value of the Fund, at an annual rate of .85% for mortality risks, .40% for expense risks, and
 .25% for administrative charges on Cap No Load and Cap Six policies. Total charges to the Fund for all the policy forms for the year ended December 31, 1998, was $2,495,826.

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section 817(h) of the Code. First Variable Life believes that the Fund satisfies the current requirements of the regulations, and it intends that the Fund will continue to meet such requirements.

8. Principal Underwriter and General Distributor

First Variable Capital Services, Inc., a wholly owned subsidiary of First Variable Life, is principal underwriter and general distributor of the contracts issued through the Fund.

                   First Variable Life Insurance Company --
                         First Variable Annuity Fund E

                   Notes to Financial Statements (continued)


9. Year 2000 Issues (unaudited)

Like other financial and business organizations around the world, First Variable Life could be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. First Variable Life has completed an assessment of the Year 2000 impact on its systems, procedures, customers, and business processes and has begun converting critical data processing systems.
In addition, First Variable Life is gathering information about the Year 2000 compliance status of its significant service providers and will continue to monitor their compliance. First Variable Life believes it has taken the necessary steps to address the Year 2000 issue; however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                       Consolidated Financial Statements

                     First Variable Life Insurance Company

                 Years ended December 31, 1998, 1997, and 1996
                      with Report of Independent Auditors

                     First Variable Life Insurance Company

                       Consolidated Financial Statements

                 Years ended December 31, 1998, 1997, and 1996



                                   CONTENTS


Report of Independent Auditors...........................................   1

Consolidated Financial Statements

Consolidated Balance Sheets..............................................   2
Consolidated Statements of Income........................................   3
Consolidated Statements of Changes in Stockholder's Equity...............   4
Consolidated Statements of Cash Flows....................................   5
Notes to Consolidated Financial Statements...............................   6

                        Report of Independent Auditors


The Board of Directors and Stockholder
First Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of First Variable Life Insurance Company (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Variable Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


February 2, 1999

                     First Variable Life Insurance Company

                          Consolidated Balance Sheets

                                                                            DECEMBER 31
                                                                      1998                1997
                                                               -----------------    -----------------
ASSETS
Investments (Note 3):
 Fixed maturities - Available-for-sale, at fair value
  (amortized cost:  1998 - $245,795,000; 1997 - $274,439,000)         $264,741,000       $294,961,000
 Option contracts                                                        2,279,000          1,057,000
 Equity securities - Available-for-sale, at fair value
 (cost:  $684,000 in 1998 and 1997)                                        173,000            825,000
 Policy loans                                                              606,000            267,000
                                                               --------------------------------------
Total investments                                                      267,799,000        297,110,000

Cash and cash equivalents                                                3,353,000          3,029,000
Accrued investment income                                                4,878,000          5,744,000
Deferred policy acquisition costs                                       10,481,000          7,520,000
Value of insurance in force acquired (Note 4)                           15,089,000         16,939,000
Property and equipment, less allowances for depreciation of
 $836,000 in 1998 and $773,000 in 1997                                     574,000            445,000
Goodwill, less accumulated amortization of $621,000
 in 1998 and $475,000 in 1997                                            2,302,000          2,448,000
Other assets                                                               659,000            732,000
Assets held in separate accounts                                       266,257,000        219,807,000
                                                               --------------------------------------
Total assets                                                          $571,392,000       $553,774,000
                                                               ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits for annuity and life products                 $206,069,000       $233,988,000
 Unearned revenue reserve                                                  278,000            282,000
 Supplementary contracts without life contingencies                     22,955,000         21,711,000
 Deferred income tax liability (Note 5)                                  5,850,000          6,692,000
 Due to affiliates                                                         139,000
 Other liabilities                                                       2,149,000          2,837,000
 Liabilities related to separate accounts                              266,257,000        219,807,000
                                                               --------------------------------------
Total liabilities                                                      503,697,000        485,317,000

Commitments and contingencies (Note 8)
Stockholder's equity:
 Capital stock, par value $1.00 per share - Authorized
  3,500,000 shares, issued and outstanding 2,500,000 shares              2,500,000          2,500,000
 Additional paid-in capital                                             53,104,000         53,104,000
 Accumulated other comprehensive income                                  8,195,000          9,066,000
 Retained earnings                                                       3,896,000          3,787,000
                                                               --------------------------------------
Total stockholder's equity                                              67,695,000         68,457,000
                                                               --------------------------------------
Total liabilities and stockholder's equity                            $571,392,000       $553,774,000
                                                               ======================================

See accompanying notes.

                     First Variable Life Insurance Company

                       Consolidated Statements of Income



                                                 YEAR ENDED DECEMBER 31
                                           1998            1997           1996
                                    -----------------------------------------------
Revenues:
 Annuity and life product charges        $ 4,026,000     $ 3,141,000    $ 2,408,000
 Net investment income                    22,295,000      22,597,000     23,458,000
 Realized gains on investments             2,723,000       1,227,000        972,000
 Other income                              1,576,000       1,368,000      1,114,000
                                    -----------------------------------------------
Total revenues                            30,620,000      28,333,000     27,952,000

Benefits and expenses:
 Annuity and life benefits                15,643,000      14,856,000     16,336,000
 Underwriting, acquisition, and
  insurance expenses                       9,828,000       8,313,000      6,176,000
 Amortization of value of insurance
  in force acquired and deferred
  policy acquisition costs                 3,473,000       1,602,000      1,099,000
 Management fee paid to parent               480,000         480,000        480,000
 Other expenses                            1,469,000       2,610,000      1,421,000
                                    -----------------------------------------------
Total benefits and expenses               30,893,000      27,861,000     25,512,000
                                    -----------------------------------------------
Income (loss) before income tax             (273,000)        472,000      2,440,000
 (benefit)
Income tax (benefit)                        (382,000)        153,000        836,000
                                    -----------------------------------------------

Net income                               $   109,000     $   319,000    $ 1,604,000
                                    ===============================================

See accompanying notes.

                     First Variable Life Insurance Company

          Consolidated Statements of Changes in Stockholder's Equity



                                                                        ACCUMULATED
                                                      ADDITIONAL           OTHER                                TOTAL
                                     CAPITAL           PAID-IN         COMPREHENSIVE        RETAINED        STOCKHOLDER'S
                                      STOCK            CAPITAL             INCOME           EARNINGS           EQUITY
                                     -------------------------------------------------------------------------------------
Balance at January 1, 1996              $2,500,000      $53,104,000       $13,189,000         $1,864,000       $70,657,000
 Net income                                      -                -                 -          1,604,000         1,604,000
 Net unrealized investment loss,
  net of reclassification
  adjustment                                     -                -        (5,865,000)                 -        (5,865,000)
                                                                                                               -----------
 Comprehensive loss                                                                                             (4,261,000)
                                     -------------------------------------------------------------------------------------
Balance at December 31, 1996             2,500,000       53,104,000         7,324,000          3,468,000        66,396,000
 Net income                                      -                -                 -            319,000           319,000
 Net unrealized investment gain,
  net of reclassification
  adjustment                                     -                -         1,742,000                  -         1,742,000
                                                                                                               -----------
 Comprehensive income                                                                                            2,061,000
                                     -------------------------------------------------------------------------------------
Balance at December 31, 1997             2,500,000       53,104,000         9,066,000          3,787,000        68,457,000
 Net income                                      -                -                 -            109,000           109,000
 Net unrealized investment loss,
 net of reclassification adjustment
                                                 -                -          (871,000)                 -          (871,000)
                                                                                                               -----------
 Comprehensive loss                                                                                               (762,000)
                                     -------------------------------------------------------------------------------------
Balance at December 31, 1998            $2,500,000      $53,104,000       $ 8,195,000         $3,896,000       $67,695,000
                                     =====================================================================================

See accompanying notes.

                     First Variable Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                                YEAR ENDED DECEMBER 31
                                                                        1998             1997             1996
                                                                 -------------------------------------------------
OPERATING ACTIVITIES
Net income                                                           $    109,000     $    319,000    $  1,604,000
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Adjustments related to interest-sensitive products:
     Annuity benefits                                                  15,643,000       14,856,000      16,336,000
     Annuity product charges                                           (4,022,000)      (3,141,000)     (2,408,000)
 Realized gains on investments                                         (2,723,000)      (1,227,000)       (972,000)
 Policy acquisition costs deferred                                     (3,665,000)      (3,208,000)     (2,800,000)
 Amortization of deferred policy
  acquisition costs                                                       912,000          594,000         360,000
 Provision for depreciation and other
  amortization                                                          2,154,000          937,000         524,000
 Provision for income taxes                                              (382,000)         153,000         836,000
 Other                                                                    478,000        3,560,000      (1,949,000)
                                                                 -------------------------------------------------
Net cash provided by operating activities                               8,504,000       12,843,000      11,531,000

INVESTING ACTIVITIES
Sale, maturity, or repayment of fixed
 maturity investments                                                  61,253,000       24,657,000      21,770,000
Acquisition of fixed maturities                                       (29,074,000)     (19,142,000)     (7,517,000)
Acquisition of option contracts                                        (1,223,000)        (963,000)        (94,000)
Policy loans and other                                                   (840,000)        (267,000)       (193,000)
                                                                 -------------------------------------------------
Net cash provided by investing                                         30,116,000        4,285,000      13,966,000
 activities

FINANCING ACTIVITIES
Receipts from interest-sensitive products
 credited to policyholder account balances                             58,317,000       64,181,000      58,175,000
Return of policyholder account balances on
 interest-sensitive products                                          (96,613,000)     (80,713,000)    (86,824,000)
                                                                 -------------------------------------------------
Net cash used in financing activities                                 (38,296,000)     (16,532,000)    (28,649,000)
                                                                 -------------------------------------------------
Net increase (decrease) in cash and cash
 equivalents                                                              324,000          596,000      (3,152,000)

Cash and cash equivalents at beginning
 of year                                                                3,029,000        2,433,000       5,585,000
                                                                 -------------------------------------------------
Cash and cash equivalents at end of year                             $  3,353,000     $  3,029,000    $  2,433,000
                                                                 =================================================

See accompanying notes.

                     First Variable Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

First Variable Life Insurance Company (the Company), a life insurance company domiciled in the State of Arkansas, is a wholly-owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is owned by Irish Life, plc (Irish Life) of Dublin, Ireland. The Company is licensed in 49 states and sells variable and fixed annuity products and variable universal life products through regional wholesalers and insurance brokers.

CONSOLIDATION

The consolidated financial statements include the Company and its wholly-owned subsidiaries, First Variable Advisory Services Corp. and First Variable Capital Services, Inc. All significant intercompany transactions have been eliminated.

INVESTMENTS

FIXED-MATURITIES AND EQUITY SECURITIES

Fixed-maturity securities (bonds) are categorized as "available-for-sale," and as a result, are reported at fair value, with unrealized gains and losses on these securities included directly in accumulated other comprehensive income in stockholder's equity, net of certain adjustments (see Note 3).

Option contracts are carried at unamortized premium paid for the contract adjusted for increases in their intrinsic value from increases in the S&P 500 index.

Policy loans are carried at unpaid principal balances.

Premiums and discounts on investments are amortized or accreted using methods which result in a constant yield over the securities' expected lives. Amortization or accretion of premiums and discounts on mortgage and asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

Equity securities (common stocks) are designated as available for sale and are reported at fair value. The change in unrealized gain and loss of equity securities (net of related deferred income taxes, if any) is included directly in accumulated other comprehensive income in stockholder's equity.

                     First Variable Life Insurance Company

             Notes to Consolidated Financial Statements (Continued


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows) and a specific write-down is taken. Such reductions in carrying value are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments.

CASH AND CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired is an asset that arose at the date the Company was acquired by ILoNA. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the current unamortized balance at 7%.

For variable universal life insurance and investment products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

PROPERTY AND EQUIPMENT

Property and equipment are reported at cost, less allowances for depreciation. Depreciation expense is computed primarily using the straight-line method over the estimated useful lives of the assets.

                     First Variable Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over a period of twenty years.

The carrying value of goodwill is regularly reviewed for indications of impairment in value which, in the view of management, are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company will assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such write-downs of goodwill.

FUTURE POLICY BENEFITS

Future policy benefit reserves for annuity and variable universal life products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for annuity products ranged from 3.0% to 7.0% in 1998, and 4.5% to 6.5% in 1997.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the related asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.
                                                                               8

                     First Variable Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for annuity and variable universal life products consist of policy charges for the cost of insurance, administration charges, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Approximately 35%, 42%, and 68% of the direct business written (as measured by premiums received) during the periods ended December 31, 1998, 1997, and 1996, respectively, were written through three wholesalers. Direct premiums are not concentrated in any geographical area.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals, postretirement benefits, guaranty fund assessment accruals, and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS), No. 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the new standard had no impact on the Company's net income or stockholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to the adoption were reported separately in stockholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

                     First Variable Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENDING ACCOUNTING STANDARDS

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivatives Instruments and for Hedging Activities. SFAS No. 133 requires all derivatives to be recorded on the balance sheet at fair value and establishes "special accounting" for the following three different types of hedges; hedges of changes in the fair value of assets, liabilities, or firm commitments; hedges of the variable cash flows of forecasted transactions; and hedges of foreign currency exposures of net investments in foreign operations. SFAS No. 133 is effective for years beginning after June 15, 1999, with earlier adoption permitted. The Company has not determined the impact of adopting SFAS No. 133.

RECLASSIFICATION

Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the presentations made in the current years.

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

                     First Variable Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Fixed-Maturity Securities: Fair values for fixed-maturity securities have been determined by the Company's outside investment manager and are based on quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

    Option Contracts: The fair values for option contracts are based on settlement values, quoted market prices of comparable instruments, and fees currently charged to enter into similar loans offered to borrowers with similar credit ratings. Similar characteristics are aggregated for the purposes of the calculations.

    Equity Securities: The fair values for equity securities are based on quoted market prices.

    Policy Loans: The Company has not determined the fair values associated with its policy loans, as management believes any differences between the Company's carrying value and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure would exceed the benefit derived. At December 31, 1998 and 1997, the interest rate related to the outstanding policy loans is 5%.

    Cash and Cash Equivalents: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

    Assets and Liabilities of Separate Accounts: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheets.

    Future Policy Benefits for Annuity and Life Products and Supplementary Contracts Without Life Contingencies: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities) are stated at the cost the Company would incur to extinguish the liability; i.e., the cash surrender value. The Company is not required to and has not estimated fair value of its liabilities under other contracts.

                     First Variable Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS 107 at December 31, 1998 and 1997:

                                             1998                                      1997
                           --------------------------------------    --------------------------------------
                              CARRYING                                  CARRYING
                                VALUE              FAIR VALUE             VALUE              FAIR VALUE
                           --------------------------------------    --------------------------------------
ASSETS
Fixed maturities -
  Available-for-sale              $264,741,000       $264,741,000           $294,961,000       $294,961,000
Option contracts                     2,279,000          2,279,000              1,057,000          1,057,000
Equity securities                      173,000            173,000                825,000            825,000
Policy loans                           606,000            606,000                267,000            267,000
Cash and cash equivalents            3,353,000          3,353,000              3,029,000          3,029,000
Assets held in separate
 accounts                          266,257,000        266,257,000            219,807,000        219,807,000


LIABILITIES
Future policy benefits for
 annuity and life products         206,069,000        206,069,000            233,988,000        233,988,000
Supplementary contracts
 without life contingencies         22,955,000         22,955,000             21,711,000         21,711,000
Liabilities related to
 separate accounts                 266,257,000        266,257,000            219,807,000        219,807,000

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and fair value information on fixed maturities (bonds) and equity securities (common stocks) at December 31, 1998 and 1997:

                                        COST OR               GROSS            GROSS
                                       AMORTIZED           UNREALIZED        UNREALIZED
                                         COST                GAINS             LOSSES         FAIR VALUE
                                   ---------------       --------------    ---------------  --------------
DECEMBER 31, 1998
Fixed maturities -
 Available-for-sale:
  United States Government and
   agencies:
     Mortgage and asset-backed
      securities                     $    996,000         $    15,000         $      -      $    1,011,000
     Other                             20,025,000           1,717,000            9,000          21,733,000
  State, municipal, and other
   governments                          3,987,000             252,000                -           4,239,000
  Public utilities                     59,463,000           7,622,000            7,000          67,078,000
  Industrial and miscellaneous        161,324,000          10,041,000          685,000         170,680,000
                                   -----------------------------------------------------------------------
Total fixed maturities -
Available-for-sale                   $245,795,000         $19,647,000          701,000      $  264,741,000
                                   =======================================================================

Equity securities                    $    684,000         $         -         $511,000      $      173,000
                                   =======================================================================


DECEMBER 31, 1997
Fixed maturities -
  Available-for-sale:
   United States Government and
    agencies:
     Mortgage and asset-backed
      securities                     $ 24,133,000         $   730,000         $283,000      $   24,580,000
     Other                             23,546,000           1,391,000          138,000          24,799,000
  State, municipal, and other
   governments                          3,991,000             250,000                -           4,241,000
  Public utilities                     69,972,000           8,299,000          303,000          77,968,000
  Industrial and miscellaneous        152,797,000          10,758,000          182,000         163,373,000
                                   -----------------------------------------------------------------------
Total fixed maturities -
 Available-for-sale                  $274,439,000         $21,428,000         $906,000      $  294,961,000
                                   =======================================================================

Equity securities                    $    684,000         $   141,000         $      -      $      825,000
                                   =======================================================================

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS (CONTINUED)

The amortized cost and fair value of the Company's portfolio of fixed-maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  ESTIMATED
                                                   AMORTIZED       MARKET
                                                     COST           VALUE
                                               ------------------------------
Due in one year or less                           $ 19,051,000   $ 19,307,000
Due after one year through five years              106,314,000    113,217,000
Due after five years through ten years              37,572,000     38,992,000
Due after ten years                                 81,862,000     92,214,000
Mortgage and asset-backed securities                   996,000      1,011,000
                                               ------------------------------

                                                  $245,795,000   $264,741,000
                                               ==============================

The unrealized gain or loss on fixed-maturity and equity securities available-for-sale is reported as accumulated other comprehensive income, reduced by adjustments to deferred policy acquisition costs and value of insurance in force acquired that would have been required as a charge or credit to income had such amounts been realized and a provision for deferred income taxes. Net unrealized investment gains that are recorded as accumulated other comprehensive income were comprised of the following:

                                                          DECEMBER 31
                                                      1998            1997
                                               -------------------------------
Unrealized gain on fixed-maturity and equity
 securities available-for-sale                     $18,435,000     $20,663,000
Adjustments for assumed changes in
 amortization pattern of:
  Deferred policy acquisition costs                 (1,572,000)     (1,780,000)
  Value of insurance in force acquired              (4,446,000)     (5,157,000)
Deferred income tax liability                       (4,222,000)     (4,660,000)
                                               -------------------------------

Net unrealized investment gains                    $ 8,195,000     $ 9,066,000
                                               ===============================

                     First Variable Life Insuance Company

3.  INVESTMENT OPERATIONS (CONTINUED)

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                             YEAR ENDED DECEMBER 31
                                      1998            1997            1996
                               -----------------------------------------------
Income from:
 Fixed maturities                  $21,181,000     $22,183,000     $23,364,000
 Cash and cash equivalents             155,000         225,000         288,000
 Option contracts                    1,118,000         408,000               -
 Policy loans                           37,000               -               -
                               -----------------------------------------------
                                    22,491,000      22,816,000      23,652,000

Less investment expenses              (196,000)       (219,000)       (194,000)
                               -----------------------------------------------
Net investment income              $22,295,000     $22,597,000     $23,458,000
                               ===============================================

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized gain (loss) on investments are summarized below:

                                              YEAR ENDED DECEMBER 31
                                       1998           1997            1996
                                -----------------------------------------------
REALIZED
Fixed maturities                    $ 2,723,000      $1,227,000    $    972,000
                                ===============================================

UNREALIZED
Fixed maturities                    $(1,576,000)     $4,632,000    $(12,756,000)
Equity securities                      (652,000)        134,000         369,000
                                -----------------------------------------------
Unrealized gain (loss) on
 investments                        $(2,228,000)     $4,766,000    $(12,387,000)
                                ===============================================

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS (CONTINUED)


A summary of the net unrealized gain (loss) recognized in other comprehensive income is as follows:

                                                           YEAR ENDED DECEMBER 31
                                                     1998            1997           1996
                                              ----------------------------------------------
Realized gain on securities included
 in net income                                    $ 2,723,000     $ 1,227,000    $   972,000
                                              ==============================================

Other comprehensive income:
 Net unrealized gain (loss) arising
  during the year, net of taxes of
  $166,000, $2,020,000, and
  ($3,881,000), respectively                      $   315,000     $ 3,970,000    $(7,534,000)
 Reclassification adjustment, net of
  taxes of $926,000, $416,000, and
  $331,000, respectively                           (1,797,000)       (811,000)      (641,000)
                                              ----------------------------------------------
                                                   (1,482,000)      3,159,000     (8,175,000)

 Adjustments:
  Deferred policy acquisition costs,
   net of taxes of $70,000 and
   ($195,000), respectively                           138,000        (385,000)             -
  Value of insurance in force
   acquired, net of taxes of
   $238,000, ($525,000), and                          473,000      (1,032,000)     2,310,000
   $1,190,000, respectively
                                              ----------------------------------------------
                                                      611,000      (1,417,000)     2,310,000
                                              ----------------------------------------------

 Net unrealized gain (loss)
  recognized in other comprehensive income        $  (871,000)    $ 1,742,000    $(5,865,000)
                                              ==============================================

An analysis of sales, maturities, and principal repayments of the Company's fixed maturities portfolio for the years ended December 31, 1998, 1997, and 1996 is as follows:

                                                           GROSS         GROSS
                                          AMORTIZED      REALIZED      REALIZED
                                             COST         GAINS         LOSSES       PROCEEDS
                                      ---------------------------------------------------------
1998:
 Scheduled principal
  repayments and calls                $29,801,000      $  909,000       $ 1,000     $30,709,000
 Sales                                 28,729,000       1,861,000        46,000      30,544,000
                                      ---------------------------------------------------------
                                      $58,530,000      $2,770,000       $47,000     $61,253,000
                                      =========================================================

1997:
 Scheduled principal
  repayments and calls                $11,636,000      $  447,000       $     -     $12,083,000
 Sales                                 11,795,000         851,000        72,000      12,574,000
                                      ---------------------------------------------------------
                                      $23,431,000      $1,298,000       $72,000     $24,657,000
                                      =========================================================

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS (CONTINUED)

                                           GROSS         GROSS
                           AMORTIZED      REALIZED      REALIZED
                             COST          GAINS         LOSSES      PROCEEDS
                           ---------------------------------------------------
1996:
 Scheduled principal
  repayments and calls     $13,416,000    $  329,000     $ 8,000   $13,737,000
  Sales                      7,382,000       715,000      64,000     8,033,000
                           ---------------------------------------------------
                           $20,798,000    $1,044,000     $72,000   $21,770,000
                           ===================================================

Income taxes during the years ended December 31, 1998, 1997, and 1996 include a provision of $926,000, $416,000, and $331,000, respectively, for the tax effect of realized gains.

OTHER

At December 31, 1998, fixed maturities with a carrying value of $8,894,000 were held on deposit with state agencies to meet regulatory requirements.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholder's equity at December 31, 1998.

The Company has acquired call option contracts relating to its equity-indexed annuity product to hedge increases in the S&P 500 index. The options are purchased concurrently with the issuance of these annuity contracts and expire, if not utilized, at the end of the annuities' term. The Company pays, at the beginning of the option contract, a premium for transferring the risk of unfavorable changes in the S&P 500 index. The carrying value of the option contracts is based upon the unamortized premium paid for the contract adjusted for increases in its intrinsic value from increases in the S&P 500 index. The carrying value of these contracts was $2,279,000 and $1,057,000 at December 31, 1998 and 1997, respectively.

CONCENTRATIONS OF CREDIT RISK

The Company's investment in public utility bonds at December 31, 1998 represents 25% of total investments and 12% of total assets. The holdings of public utility bonds are widely diversified and all issues met the Company's investment policies and credit standards when purchased.

                     First Variable Life Insurance Company

4.  VALUE OF INSURANCE IN FORCE ACQUIRED

The value of insurance in force acquired is an asset that represents the present value of future profits on business acquired. An analysis of the value of insurance in force acquired for the years ended December 31, 1998, 1997, and 1996 is as follows:

                                                  YEAR ENDED DECEMBER 31
                                           1998            1997            1996
                                    -----------------------------------------------
Excluding impact on net
 unrealized investment gains and
 losses:
  Balance at beginning of year          $22,096,000     $23,094,000     $23,833,000
  Accretion of interest during
   the year                               1,457,000       1,582,000       1,642,000
  Amortization of asset                  (4,018,000)     (2,580,000)     (2,381,000)
                                    -----------------------------------------------
Balance prior to impact of net
 unrealized investment gains and
 losses                                  19,535,000      22,096,000      23,094,000
Impact of net unrealized
 investment gains and losses             (4,446,000)     (5,157,000)     (3,600,000)
                                    -----------------------------------------------

Balance at end of year                  $15,089,000     $16,939,000     $19,494,000
                                    ===============================================

During the year ended December 31, 1998, the amortization of value of insurance in force acquired was increased by $1,600,000 due to gains realized on securities sold supporting the acquired block of business. Amortization of the value of insurance in force acquired for the next five years ending December 31 is expected to be as follows: 1999 - $1,242,000; 2000 - $1,380,000; 2001 -
$1,329,000; 2002 - $1,281,000; and 2003 - $1,231,000.

5.  FEDERAL INCOME TAXES

The Company and its subsidiaries each file separate federal income tax returns. Deferred income taxes have been established by the Company and its subsidiaries based on the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, within each entity.

                     First Variable Life Insurance Company

5.  FEDERAL INCOME TAXES (CONTINUED)

Income tax expense (benefit) is included in the consolidated financial statements as follows:

                                                   YEAR ENDED DECEMBER 31
                                             1998           1997          1996
                                       -------------------------------------------
Income tax (benefit) expense in
 consolidated statements of income
 on income before income tax (benefit)      $(382,000)    $  153,000   $   836,000
                                       -------------------------------------------
                                             (382,000)       153,000       836,000
Tax (benefit) expense in
 consolidated statements of changes
 in stockholder's equity:
  Amounts attributable to change in
   accumulated other comprehensive
   income during year - Deferred             (438,000)       887,000    (3,022,000)
                                       -------------------------------------------
                                            $(820,000)    $1,040,000   $(2,186,000)
                                       ===========================================

The effective tax rate on income (loss) before income tax (benefit) is different from the prevailing federal income tax rate as follows:

                                                                  YEAR ENDED DECEMBER 31
                                                           1998           1997           1996
                                                      ------------------------------------------
Income (loss) before income tax (benefit)               $(273,000)      $472,000    $ 2,440,000
                                                      ==========================================

Income tax (benefit) at federal
 statutory rate (34%)                                   $ (93,000)      $160,000     $  830,000
Tax effect (decrease) of:
 Other                                                   (289,000)        (7,000)         6,000
                                                      ------------------------------------------
Income tax (benefit) expense                            $(382,000)      $153,000     $  836,000
                                                      ==========================================

                     First Variable Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997 is as follows:

                                                          DECEMBER 31
                                                      1998          1997
                                                 ------------------------------
         Deferred tax assets:
          Future policy benefits                  $  2,342,000    $  1,969,000
          Operating loss carryforwards               2,406,000       2,590,000
          Other                                        163,000         124,000
                                                 ------------------------------
                                                     4,911,000       4,683,000

         Deferred tax liabilities:
          Investments                               (5,031,000)     (5,946,000)
          Deferred policy acquisition costs         (3,247,000)     (2,523,000)
          Value of insurance in force acquired      (2,090,000)     (2,533,000)
          Other                                       (393,000)       (373,000)
                                                 ------------------------------
                                                   (10,761,000)    (11,375,000)
                                                 ------------------------------
         Deferred income tax liability            $ (5,850,000)   $ (6,692,000)
                                                 ==============================

The Company has federal net operating loss carryforwards reportable on its federal tax return aggregating $7,076,000 at December 31, 1998 which expire from 2009 to 2012.

6. RETIREMENT AND COMPENSATION PLANS

Substantially all full-time employees of the Company are covered by a noncontributory defined benefit pension plan sponsored by ILoNA. The benefits are based on years of service and the employee's compensation. In addition, effective January 1, 1996, ILoNA adopted a nonqualified supplemental plan to provide benefits in excess of limitations established by the Internal Revenue Code (the Code). The Company records its required contributions as pension expense related to these plans. There were no material contributions to the plan during the years ended December 31, 1998, 1997, or 1996.

                     First Variable Life Insurance Company

6. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

Employees of the Company also are eligible to participate in a contributory defined contribution plan sponsored by ILoNA which is qualified under section 401(k) of the Code. The plan covers substantially all full-time employees of the Company. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $10,000 in 1998) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors of ILoNA. Pension expense related to this plan was $77,000, $37,000, and $27,000 for the years ended December 31, 1998, 1997, and 1996, respectively.

The Company also has certain other benefit and incentive plans. These plans are considered immaterial to the consolidated financial statements.

7. STOCKHOLDER'S EQUITY

STATUTORY LIMITATIONS ON DIVIDENDS

The ability of the Company to pay dividends to ILoNA is restricted because prior approval of insurance regulatory authorities is normally required for payment of dividends to the stockholder which exceed an annual limitation. During 1999, this annual limitation aggregates $3,045,000; however, pursuant to a directive received from the Arkansas Insurance Department in 1991, any proposed payment of a dividend currently requires its approval. Also, the amount ($37,000,000 at December 31, 1998) by which stockholder's equity stated in conformity with generally accepted accounting principles exceeds statutory capital and surplus as reported is restricted and cannot be distributed.

Net loss for the Company, as determined in accordance with statutory accounting practices, was $2,466,000, $1,240,000, and $1,507,000 for the years ended
December 31, 1998, 1997, and 1996, respectively. Total statutory capital and surplus was $30,451,000 at December 31, 1998 and $33,556,000 at December 31, 1997.

                     First Variable Life Insurance Company

8. COMMITMENTS AND CONTINGENCIES

The Company leases its home office space and certain other equipment under operating leases which expire through 2001. During 1998, the Company moved to its current location and subleased its previous office space. Rent received under the sublease agreement is netted against rent expense in 1998. During the years ended December 31, 1998, 1997, and 1996, rent expense totaled $361,000, $228,000, and $206,000, respectively. At December 31, 1998, minimum rental payments due under all noncancelable operating leases, including the lease agreement on the Company's previous office space with initial terms of one year or more are:

          Year ending December 31:
            1999                                      $  673,000
            2000                                         689,000
            2001                                         328,000
            2002                                           6,000
            Thereafter                                     3,000
                                                      ----------
                                                      $1,699,000
                                                      ==========

The Company is involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. Management and its legal counsel do not believe any of these claims will result in a material loss to the Company.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Assessments have not been material to the Company's financial statements in the past. However, the economy and other factors have caused a number of failures of substantially larger companies since that time. At December 31, 1998 and 1997, the Company has not accrued for guaranty fund assessments based on its historical experience and information available from those making guaranty fund assessments. During 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3 (SOP 97-3), "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," that will require, beginning in 1999, the accrual of guaranty fund assessments. The Company has not determined the impact of adopting SOP 97-3.

                     First Variable Life Insurance Company

9. RELATED PARTY TRANSACTIONS

The Company has a management agreement with ILoNA to provide for certain management services. Amounts paid by the Company pursuant to this agreement were $480,000 in both 1998 and 1997. In addition, an expense allocation agreement was entered into with Interstate Assurance Company, a subsidiary of ILoNA, to provide for certain administrative functions. Amounts paid during 1998 and 1997 by the Company pursuant to this agreement were $506,000 and $504,000, respectively.

10. RELOCATION OF COMPANY

In December 1997, management decided to relocate the operations of the Company from Boston to Illinois. As a result, at December 31, 1997, the Company accrued a liability of $1,200,000, which relates to benefits for involuntarily terminated employees, and certain other costs, including office and other lease cancellations and write-down of furniture and equipment. The relocation was substantially completed in June 1998.

11. YEAR 2000 ISSUES (UNAUDITED)

Like other financial and business organizations around the world, the Company could be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company has completed an assessment of the Year 2000 impact on its systems, procedures, customers, and business processes and has begun converting critical data processing systems. In addition, the Company is gathering information about the Year 2000 compliance status of its significant service providers and will continue to monitor their compliance.

                         FIRST VARIABLE ANNUITY FUND E

                                    PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a) Financial Statements of First Variable Annuity Fund E and First Variable Life Insurance Company.



     (b)    Exhibits
            --------

     1. Resolution of Board of Directors for the Company authorizing the establishment of the Separate Account (1)

     2.     Not Applicable

     3.(a)  Form of Principal Underwriter's Agreement (2)
       (b)  Form of Broker-Dealer Agreement (2)
       (c)  Specimen Broker-Dealer Supervisory and Selling Agreement (3)

     4.(a) Individual Flexible Purchase Payment Deferred Variable Annuity Contract (4)
       (b) Individual Flexible Purchase Payment Deferred Variable Annuity Riders (5)

     5.     Application for Variable Annuity (4)

     6.(a)  Articles of Incorporation of First Variable Life Insurance Company
            (1)
       (b)  By-laws of First Variable Life Insurance Company (2)

     7.     Not Applicable

     8.(a) Form of Fund Participation Agreement with Variable Investors Series Trust (3)
       (b) Form of Fund Participation Agreements with AIM Variable Insurance Funds, Inc., et al; American Century Investment Management, Inc.; BT Insurance Funds, et al, Lord Abbett Series Fund, Inc., et al; MFS Variable Insurance Trust, et al; and Templeton Variable Product Series Fund, et al. (6)

     9.(a)  Consent of Counsel,  First Variable Life Insurance Company (7)
       (b)  Consent of Blazzard, Grodd & Hasenauer, P.C. (7)

     10.    Consent of Ernst & Young LLP, Independent Auditors (5)

     11.    Not Applicable

     12.    Not Applicable

     13.    Calculation of Performance Information (5)

     14.    Not Applicable

     15. Powers of Attorney (7) - of the following individuals appointing John M. Soukup or Arnold R. Bergman their attorney-in-fact to act for them in their capacities as Directors of the Company or otherwise, to do all things necessary to comply with the provisions and intent of the Securities Act of 1933 and the Investment Company Act of 1940 with respect to variable life insurance policies and variable annuity contracts:

            Ronald M. Butkiewicz     Shane W. Gleeson    Philip R. O'Connor
            Michael J. Corey         Jeff S. Liebmann
            Michael R. Ferrari       Kenneth R. Meyer

     _________

(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (Registration No. 33-86738) filed electronically with the Securities and Exchange Commission on or about April 27, 1998.

(2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company Separate Account VL, filed electronically with the Securities and Exchange Commission on November 15, 1996 (File No. 333-05053).

(3) Incorporated by reference to the Registrant's Form N-4 Registration Statement (Registration No. 333-12197) filed electronically with the Securities and Exchange Commission on September 14, 1996.

(4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (Registration No. 333-12197) filed electronically with the Securities and Exchange Commission on April 27, 1998.

(5) Filed herewith.

(6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (Registration No. 333-12197) filed electronically with the Securities and Exchange Commission on April 27, 1999.

(7) Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (Registration No. 33-35749) filed electronically with the Securities and Exchange Commission on April 27, 1998.

(8) Incorporated by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company Separate Account VL, filed electronically with the Securities and Exchange Commission on or about April 27, 1998 (Registration No. 333-19193).

ITEM 25.  OFFICERS AND DIRECTORS OF DEPOSITOR
--------  -----------------------------------

The following are the Directors and Executive Officers of First Variable Life Insurance Company. Unless otherwise noted, our directors are located at 2211 York Road, Suite 202, Oak Brook, Illinois 60523 and all our executive officers are located at 2122 York Road, Suite 300, Oak Brook, Illinois 60523.

Directors
Ronald M. Butkiewicz, Chairman.
Michael J. Corey - 401 East Host Drive. Lake Geneva, WI  53147.
Norman A. Fair
Michael R. Ferrari, 25th & University Ave., Des Moines, IA
Shane W. Gleeson
Jeff S. Liebmann, Esq., 1301 Avenue of the Americas
New York, NY  10019
Kenneth R. Meyer, Lincoln Capital Management Co., 200 South Wacker Dr., Suite 2100, Chicago, IL 60606
Philip R. O'Connor, President of NEV Midwest, LLC 111 West Washington, Suite 1247 ,Chicago, IL 60602
Clark Ramsey

Executive Officer & Director
John M. Soukup, President

Other Executive Officers
Steven J. Horn, Senior Vice President and Chief Operations Officer Arnold R. Bergman, Vice President, General Counsel & Secretary
Thomas Gualdoni, Vice President, Sales
Martha Gross, Vice President, Administration
Christopher S. Harden, Vice President & Treasurer
Martin Sheerin, Vice President & Chief Actuary.

ITEM 26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
--------  -------------------------------------------------------------------
REGISTRANT.
----------

     Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to the Form N-4 Registration Statement, filed electronically with the Securities and Exchange Commission on or about April 27, 1998. (File Nos. 333-12197 and 811-4092).

ITEM 27.   NUMBER OF CONTRACT OWNERS
--------   -------------------------

As of March 31, 1999, there were 928 Owners of Qualified Contracts and 1,090 Owners of Non-Qualified Contracts for the Capital Five VA Contract.

As of March 31, 1999, there were 686 Owners of Qualified Contracts and 966 Owners of Non-Qualified Contracts for the VISTA Contract.

ITEM 28.   INDEMNIFICATION
--------   ---------------

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors and officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITER
--------   ---------------------

(a) First Variable Capital Services, Inc. ("FVCS") is the principal underwriter for the Contracts and for the following investment companies:

First Variable Annuity Fund A
Separate Account VL of First Variable Life Insurance Company

(b) The following persons are directors and officers of FVCS. Unless otherwise noted, FVCS directors and officers are located at 2122 York Road, Suite 300, Oak Brook, Illinois 60523:

Name and Principal Business Address    Positions and Offices with Underwriter
-----------------------------------    --------------------------------------
Norman A. Fair                            Director
2211 York Road, Suite 202
Oak Brook, IL  60523
John M. Soukup                            President and Director
Arnold R. Bergman                         Secretary and Director
Thomas Gualdoni                           Vice President - Sales
Robert Miner                              Treasurer

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS
--------   --------------------------------

Our Secretary and our Treasurer who are located at 2122 York Road, Oak Brook, IL 60523, maintain physical possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31.   MANAGEMENT SERVICES
--------   -------------------

Not Applicable.

ITEM 32.   UNDERTAKINGS
--------   ------------

1. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

2. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional

     Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

3. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

4. In accordance with section 26(e) of the Investment Company Act of 1940, First Variable Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in this Registration Statement on Form N-4, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Variable Life Insurance Company.

REPRESENTATIONS

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
     Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restriction on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Oak Brook, and the State of Illinois, on this 27th day of April, 1999.


                                   FIRST VARIABLE ANNUITY FUND E
                                   (Registrant)

                              By:  FIRST VARIABLE LIFE INSURANCE COMPANY
                                   (Depositor)


                                   By:   /s/John M. Soukup
                                         ---------------------------------
                                         John M. Soukup, President


                                   FIRST VARIABLE LIFE INSURANCE COMPANY
                                   (Depositor)


                                   By: /s/John M. Soukup
                                       -----------------------------------
                              John M. Soukup, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated with First Variable Life Insurance Company on the 27th day of April, 1999.


PRINCIPAL EXECUTIVE OFFICER:


/s/ John M. Soukup
-----------------------------
John M. Soukup
President

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

/s/ Christopher S. Harden
-----------------------------
Christopher S. Harden
Vice President & Treasurer


DIRECTORS:



/s/ Ronald M. Butkiewicz                     /s/ Clark Ramsey
--------------------------                   ---------------------------
Ronald M. Butkiewicz                         Clark Ramsey


/s/ John M. Soukup                           /s/ Jeff S. Liebmann*
--------------------------                   ---------------------------
John M. Soukup                               Jeff S. Liebmann


/s/ Michael J.Corey*                         /s/ Kenneth R. Meyer*
--------------------------                   ---------------------------
Michael J. Corey                             Kenneth R. Meyer


/s/ Michael R. Ferrari*                      /s/ Philip R. O'Connor*
--------------------------                   ---------------------------
Michael R. Ferrari                           Philip R. O'Connor


/s/ Shane W. Gleason                         /s/ Norman A. Fair
--------------------------                   ---------------------------
Shane W. Gleeson                             Norman A. Fair


                 * By: /s/ Arnold R. Bergman
                       ---------------------
                       Arnold R. Bergman
                       Attorney-in-Fact